UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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INFORMATION ANALYSIS INCORPORATED

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[   ], 2021

Dear Shareholder,

We, the Board of Directors of Information Analysis Incorporated, cordially invite you to attend our 2021 annual meeting of shareholders to be held at 10:00 AM on December 2, 2021, at our offices at Suite 210, 12015 Lee Jackson Memorial Highway, Fairfax, Virginia 22033. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about Information Analysis Incorporated that you should consider when you vote your shares.

When you have finished reading the proxy statement, please promptly vote your shares. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,

G. James Benoit, Jr.
Chief Executive Officer and Chairman

[   ], 2021

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS

TIME:	10:00 AM

DATE:	December 2, 2021

PLACE:	Information Analysis Incorporated
12015 Lee Jackson Memorial Highway, Suite 210
Fairfax, Virginia 22033

PURPOSES:

1.	The election of eight (8) directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

2.	To approve the reincorporation of the Company from the Commonwealth of Virginia to the state of Delaware.

3.	To approve the adoption of the 2021 Stock Incentive Plan.

4.	To have an advisory vote to approve the Company’s executive compensation for Named Executive Officers.

5.	To ratify the appointment of CohnReznick LLP an independent registered public accounting firm, as the company’s independent registered public accountants for the fiscal year ending December 31, 2021.

6.	To consider any other business that is properly presented at the meeting.

WHO MAY VOTE:

You may vote if you were the record owner of Information Analysis Incorporated stock at the close of business on October 4, 2021. A list of shareholders of record will be available at the meeting and, during the ten (10) days prior to the meeting, at the office of the Secretary at the above address.

BY ORDER OF THE BOARD OF DIRECTORS

Matthew T. Sands
Secretary

YOUR VOTE IS VERY IMPORTANT

Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a completed proxy card.

Information Analysis Incorporated	2021 Proxy Statement

INFORMATION ANALYSIS INCORPORATED

12015 Lee Jackson Memorial Highway, Suite 210

Fairfax, Virginia 22033

PROXY STATEMENT

For the 2021 ANNUAL MEETING OF SHAREHOLDERS

To be held on December 2, 2021

INFORMATION ABOUT THE MEETING, VOTING AND PROXIES

Date, Time and Place of Meeting

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors ("Board") of Information Analysis Incorporated ("we," "IAI" or the "Company") for use at the 2021 Annual Meeting of Shareholders ("Annual Meeting") to be held on December 2, 2021 beginning at 10:00 am EDT at our principal executive offices located at 12015 Lee Jackson Memorial Highway, Suite 201, Fairfax, Virginia 22033, and at any adjournment or postponement of that meeting. On or about [ ], 2021, we are either mailing or providing notice and electronic delivery of these proxy materials together with an annual report, consisting of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the "2020 Annual Report"), and other information required by the rules of the Securities and Exchange Commission (the “SEC”).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on December 2, 2021

This proxy statement and our 2020 Annual Report are available for viewing, printing and downloading at www.infoa.com/investors.

You may request a copy of the materials relating to our annual meetings, including the proxy statement and form of proxy for our 2021 Annual Meeting and the 2020 Annual Report, at www.infoa.com/investors, by sending an email to our Investor Relations department at investor@infoa.com, or by calling (703) 383-3000 ext. 7901.

Internet Availability of Proxy Materials

Under the U.S. Securities and Exchange Commission’s “notice and access” rules, we have elected to use the Internet as our primary means of furnishing proxy materials to our shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We instead sent these shareholders a Notice of Internet Availability of Proxy Materials (“Internet Availability Notice”) containing instructions on how to access this Proxy Statement and our Annual Report and vote via the Internet. The Internet Availability Notice also included instructions on how to receive a paper copy of your proxy materials, if you so choose. If you received your annual meeting materials by mail, your proxy materials, including your proxy card, were enclosed. We believe that this process expedites shareholders’ receipt of proxy materials, lowers the costs of our Annual Meeting and helps to conserve natural resources.

Voting Instructions

If your shares are registered directly in your name with our transfer agent, Issuer Direct, the Internet Availability Notice was sent directly to you by the Company. The Internet Availability Notice provides instructions on how to request printed proxy materials and how to access your proxy card which contains instructions on how to vote via the Internet or by telephone. For shareholders who receive a paper proxy card, instructions for voting via the Internet or by telephone are set forth on the proxy card. The Internet and telephone voting facilities for shareholders of record will close at 12:00 a.m. EDT on December 2, 2021. If your shares are held in an account at a brokerage firm, bank, trust or other similar organization, like the vast majority of our shareholders, you are considered the “beneficial owner” of shares held in “street name” and the Internet Availability Notice was forwarded to you by that organization. You will receive instructions from your broker, bank, trustee or other nominee that must be followed in order for your broker, bank, trustee or other nominee to vote your shares per your instructions. See the section below entitled “Abstentions and Broker Non-Votes” for additional information regarding the impact of abstentions and broker-non votes on the votes required for each proposal.

Information Analysis Incorporated	2021 Proxy Statement

Revocability of Proxies

A holder of our common stock who has given a proxy may revoke it prior to its exercise either by giving written notice of revocation to the Secretary of the Company or by giving a duly executed proxy bearing a later date. Attendance in person at the Annual Meeting does not itself revoke a proxy; however, any shareholder who attends the Annual Meeting may revoke a previously submitted proxy by voting in person. If you are a beneficial owner of our shares, you will need to contact your bank, brokerage firm, trustee or other nominee to revoke any prior voting instructions.

Proxy Voting

Subject to any revocation as described above, all common stock represented by properly executed proxies will be voted in accordance with the specifications on the proxy. If no such specifications are made, proxies will be voted as follows:

●	“FOR” the election of the eight nominees for director;
●	“FOR” the approval of the reincorporation of the Company from the Commonwealth of Virginia to the state of Delaware (the “Reincorporation”);
●	“FOR” the adoption of the 2021 Stock Incentive Plan (the “Amendment”).
●	“FOR” the approval, on an advisory basis, of the Company’s executive compensation for Named Executive Officers;
●	“FOR” ratification of the appointment of CohnReznick LLP as our independent registered public accountants for our fiscal year ending December 31, 2021;

As to any other matter that may be brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the person or persons voting the same.

Record Date, Outstanding Shares and Quorum

Only holders of our common stock of record at the close of business on October 4, 2021 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 13,510,690 shares of our common stock issued and outstanding. Shares of common stock held as treasury stock are not entitled to be voted at the Annual Meeting. Each shareholder is entitled to one vote per share of common stock held on all matters to be voted on by our shareholders. The presence in person or by proxy at the Annual Meeting of the holders of a majority of the issued and outstanding shares entitled to vote at the Annual Meeting shall constitute a quorum.

Proxy Solicitation

The Company will bear the expense of this solicitation of proxies, including the preparation, assembly, printing and mailing of the Internet Availability Notice, this Proxy Statement, the proxy and any additional solicitation material that the Company may provide to shareholders. Copies of the proxy materials and any other solicitation materials will be provided to brokerage firms, banks, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. We will reimburse such brokerage firms, banks, fiduciaries and other custodians for the reasonable out-of-pocket expenses incurred by them in connection with forwarding the proxy materials and any other solicitation materials. We have retained Issuer Direct Corporation to assist us with the distribution of proxies. The original solicitation of proxies by mail may be supplemented by solicitation by telephone and other means by directors, officers and employees of the Company. No additional compensation will be paid to these individuals for any such services.

Abstentions and Broker Non-Votes

Abstentions will be counted for purposes of determining the presence or absence of a quorum. The effect of an abstention on the outcome of the voting on a particular proposal depends on the vote required to approve that proposal, as described in the “Vote Required” section below.

Information Analysis Incorporated	2021 Proxy Statement

“Broker non-votes” are shares present by proxy at the Annual Meeting and held by brokers or nominees as to which (i) instructions to vote have not been received from the beneficial owners and (ii) the broker or nominee does not have discretionary voting power on a particular matter. If you are a beneficial owner of shares held in “street name” and you do not provide voting instructions to your broker, your shares may be voted on any matter your broker has discretionary authority to vote. Under the rules that govern brokers who are voting with respect to shares held in “street name,” brokers generally have discretionary authority to vote on “routine” matters, but not on “non-routine” matters. The ratification of the appointment of an independent registered public accounting firm (the “independent auditor”) (Proposal 5) is considered a routine matter. Non-routine matters include the election of directors (Proposal 1), the reincorporation (Proposal 2), the adoption of the 2021 Stock Incentive Plan (Proposal 3), and the advisory vote on executive compensation (Proposal 4). We encourage you to provide instructions to your broker or other nominee regarding voting your shares. On any matter for which your broker or other nominee does not vote on your behalf, the shares will be treated as “broker non-votes”.

Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Broker non-votes will only have an effect on voting matters where the vote required is “a majority of the outstanding shares.” This vote requirement standard does not apply to Proposals 1, 3, 4 and 5 contained herein.

Board Voting Recommendations

Our Board recommends that you vote your shares FOR the election of each of the eight director nominees listed in Proposal 1 below; FOR the approval of the Reincorporation (Proposal 2), FOR the approval of the 2021 Stock Incentive Plan (Proposal 3 ), FOR the approval, on an advisory basis, of the Company’s executive compensation for Named Executive Officers (Proposal 4); and FOR the ratification of CohnReznick LLP as our independent registered public accountants for the fiscal year ending December 31, 2021 (Proposal 5).

Vote Required

Election of a director (Proposal 1) requires the affirmative vote of the holders of a plurality of the shares present in person or represented by proxy at a meeting at which a quorum is present with each shareholder getting one vote per share for each person proposed for election. The persons receiving the greatest number of votes at the Annual Meeting shall be elected as directors. Since only affirmative votes count for this purpose, abstentions and broker non-votes will not affect the outcome of the voting on this proposal.

Approval of the Reincorporation (Proposal 2) requires the affirmative vote, either in person or represented by a proxy at the meeting, of the holders of a majority of the issued and outstanding shares with each shareholder getting one vote per share.

Approval of the adoption of the 2021 Stock Incentive Plan (Proposal 3) requires the affirmative vote of a majority of the shares present in person or represented by proxy at a meeting at which a quorum is present with each shareholder getting one vote per share.

Although the vote for Proposal 4 is non-binding, the Board and the Compensation Committee will review the voting results. To the extent there is any significant negative vote, we would consult directly with shareholders to better understand the concerns that influenced the vote. The Board and the Compensation Committee would consider constructive feedback obtained through this process in making future decisions about executive compensation programs.

With respect to Proposal 5, the ratification of the appointment of our independent registered public accounting firm (the “independent auditor”) for the fiscal year ending December 31, 2021, a shareholder may mark the accompanying form of proxy card to (i) vote for the matter, (ii) vote against the matter, or (iii) abstain from voting on the matter.

Because only a majority of shares actually voting is required to approve Proposals 1, 3, 4 and 5, abstentions and broker non-votes will have no effect on the outcome of the voting on any of these proposals.

The inspector of election appointed for the Annual Meeting will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Information Analysis Incorporated	2021 Proxy Statement

Voting Results

We will announce the preliminary voting results at the conclusion of the Annual Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission within four (4) business days following the Annual Meeting.

Our Board encourages shareholders to attend the Annual Meeting. Whether or not you plan to attend, you are urged to submit your proxy. Prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. Shareholders who attend the Annual Meeting may vote their stock personally even though they have sent in their proxies.

Information Analysis Incorporated	2021 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock held as of October 4, 2021 by each person who is known by us based on Schedule 13G, Schedule 13D, and Section 16(a) filings to beneficially own more than 5% of the outstanding shares of our common stock, and as of October 4, 2021 by (1) each current director and nominee for director; (2) each of the named executive officers listed in the Summary Compensation Table included elsewhere in this proxy statement; and (3) by all current directors and executive officers as a group:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
TITLE OF CLASS: INFORMATION ANALYSIS INCORPORATED COMMON STOCK
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent Of Class
Joseph P. Daly	1,670,500(1)	12.36
Alan Gelband	1,059,397(2)	7.84
Palm Management (US) LLC	1,050,000(3)	7.77
Traditions LP	1,000,000(4)	7.40

SECURITY OWNERSHIP OF MANAGEMENT
TITLE OF CLASS: INFORMATION ANALYSIS INCORPORATED COMMON STOCK
Name of Beneficial Owner (5)	Amount and Nature of Beneficial Ownership		Percent Of Class
G. James Benoit, Jr.	1,500,000	(6)	11.1
Tim Hannon	-		*
Stan A. Reese	558,000	(7)	4.0
Paul B. Becker (Nominee)	-		*
James C. Di Paula, Jr. (Nominee)	-		*
Jack L. Johnson, Jr.	90,000	(8)	*
Mark T. Krial	180,000	(9)	1.3
Charles A. May, Jr.	175,000	(10)	1.3
William Pickle	200,000	(11)	1.5
Sandor Rosenberg	95,290	(12)	*
Matthew T. Sands	210,000	(13)	1.5
Donald J. Tringali	50,000	(14)	*
Bonnie K. Wachtel	343,800	(15)	2.5

All directors and executive officers as a group	3,402,090	(16)	23.8

*	Less than 1% of ownership class.
(1)

The address of Joseph P. Daly is 497 Circle Freeway, Cincinnati, OH 45246. This information was obtained solely from a Form 4 filed by Mr. Daly on July 25, 2019. Mr. Daly owns 450,000 shares directly and 1,220,500 through EssigPR Inc..

(2)

This information was obtained from a Schedule 13G filed with the SEC on February 2, 2021, and records from the Company’s private placement of August 26, 2021. The address of the filers is 62 Longwoods Lane, East Hampton, NY 11937. Shares beneficially owned include 378,847 shares with sole voting and sole dispositive power by Alan Gelband, 230,000 shares with sole voting and sole dispositive power by The Alan Gelband Company Defined Contribution Pension Plan and Trust (which includes 62,500 shares issuable upon exercise of warrants to purchase common stock), 440,550 shares with sole voting and sole dispositive power by Alan Gelband Roth IRA, and 10,000 shares with sole voting and sole dispositive power by The Alden Foundation.

(3)

This information was obtained solely from a Schedule 13G filed with the SEC jointly by Palm Management (US) LLC, Palm Global Small Cap Master Fund LP, Bradley C. Palmer, and Joshua Horowitz on February 17, 2021. The address of Palm Management (US) LLC is 19 West Elm Street, Greenwich, CT 06830. Total shares beneficially owned include 1,050,000 with shared voting power and 1,050,000 with shared dispositive power.

(4)	The address of record of Traditions LP is 924 Ridge Drive, McLean, VA 22101.
(5)	The address of record for all directors and executive officers is care of the Company at 12015 Lee Jackson Memorial Hwy, Ste 210, Fairfax VA 22033.
(6)	Includes 750,000 shares issuable upon the exercise of warrants to purchase common stock.
(7)	Includes 525,000 shares issuable upon the exercise of options and 10,000 shares issuable upon the exercise of warrants to purchase common stock.
(8)	Includes 35,000 shares issuable upon the exercise of warrants to purchase common stock.

Information Analysis Incorporated	2021 Proxy Statement

(9)	Includes 10,000 shares issuable upon the exercise of options and 50,000 shares issuable upon the exercise of warrants to purchase common stock.
(10)	Includes 25,000 shares issuable upon the exercise of options and 40,000 shares issuable upon the exercise of warrants to purchase common stock.
(11)	Includes 20,000 shares issuable upon the exercise of options and 65,000 shares issuable upon the exercise of warrants to purchase common stock.
(12)	Mr. Rosenberg was Chief Executive Officer through his retirement effective December 31, 2020, and was a director through March 10, 2021.
(13)	Mr. Sands was Acting Principal Financial Officer effective April 20, 2020, and Chief Financial Officer from February 4 through September 29,2021.
(14)	Includes 25,000 shares issuable upon the exercise of warrants to purchase common stock.
(15)	Includes 40,000 shares issuable upon the exercise of options and 25,000 shares issuable upon the exercise of warrants to purchase common stock.
(16)	Includes 772,000 shares issuable upon the exercise of options and 1,000,000 shares issuable upon the exercise of warrants to purchase common stock.

Information Analysis Incorporated	2021 Proxy Statement

MANAGEMENT

The Board of Directors

Our Bylaws provide that our business is to be managed by or under the direction of our Board of Directors. All Directors are elected at each annual meeting of shareholders to serve until the next annual meeting of shareholders and until their successors have been elected and qualified. Our Board of Directors currently consists of eight (8) members.

Our Board of Directors voted to nominate Paul B. Becker, G. James Benoit, Jr., James C. DiPaula, Jr., Jack L. Johnson, Jr., Mark T. Krial, William H. Pickle, Donald J. Tringali, and Bonnie K. Wachtel for election at the annual meeting to serve until the 2022 Annual Meeting of Shareholders, and until their respective successors have been elected and qualified.

Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five (5) years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

Name of Nominee	Age	Director Since	Position with the Company
Paul B. Becker	60	-	Director Nominee
G. James Benoit, Jr.	50	2021	Director, CEO and Chairman
James C. DiPaula, Jr.	59	-	Director Nominee
Jack L. Johnson, Jr.	64	2021	Director
Mark T. Krial	64	2016	Director
William H. Pickle	71	2015	Director
Donald J. Tringali	63	2021	Director
Bonnie K. Wachtel	66	1992	Director

Paul B. Becker, Rear Admiral, USN (ret), age 60, is a former Naval Intelligence Officer and senior executive with a unique combination of business, military, cyber and leadership experience. As the CEO of “The Becker T3 Group” consultancy he founded in 2016, he leverages an outstanding network of U.S. and international security leaders to provide clients with an understanding of National Security trends and activities. He’s successfully developed and implemented all-source intelligence strategies for large, diverse international teams. From 2016-17, Paul led the Presidential Transition’s Intelligence Community Landing Team which provided policy input, strategic guidance and operational counsel to a new administration. He served as Director of Intelligence for the Joint Chiefs of Staff beginning in 2013. Additional military service includes Director of Intelligence for the U.S. Pacific Command in Hawaii and the International Security Assistance Force Joint Command in Afghanistan, commanding officer of CENTCOM’s Joint Intelligence Center in Tampa, and Assistant Naval Attaché to France.

Rear Admiral Becker is the recipient of the National Intelligence Community and Department of Defense’s Distinguished Service Medals, and the Ellis Island Medal of Honor. The Naval Intelligence Community recognized RADM Becker in 2016 by establishing the “Teamwork, Tone, Tenacity” leadership award in his honor. He holds a Master’s degree in Public Administration from Harvard's Kennedy School of Government and a Bachelor of Science from the U.S. Naval Academy. A dynamic public speaker and author, his articles and presentations have been widely published.

G. James Benoit, Jr. age 50, has spent his career devoted to the intelligence and national security missions of the United States. From 2009 to 2019, he served as the CEO of FedData and Domain5, a pair of technology companies supplying secure hardware, engineering, analytics, network engineering and computer network operations support services to the National Intelligence Community and the Department of Defense. On his watch, FedData grew from start-up to nearly $500 million in revenue and over $30 million in earnings.

Information Analysis Incorporated	2021 Proxy Statement

In 2015, Mr. Benoit led FedData through the acquisition of a distressed asset and successfully turned the asset around. He sold FedData in 2018, earning the stockholders and private equity partners an IRR greater than 80%. As CEO, Mr. Benoit secured over $300 million in asset-based credit facilities, $40 million in revolving facilities and over $75 million in senior unsecured debt. Mr. Benoit most recently led the FedData through the successful capture of a 5-year, more than $500 million, contract supporting the intelligence community. Mr. Benoit retired as CEO of FedData in December 2019.

Prior to becoming FedData’s CEO 10 years ago, Mr. Benoit’s career spanned distinguished service as an officer in the United States Army, important work in civilian government, and work in the private sector. A licensed attorney, he spent several years at prominent law firms where he worked on a range of matters including corporate formation, mergers and acquisitions, securities, leveraged buyouts, banking and finance.

Mr. Benoit is a graduate of St. Mary’s College of Maryland, the University of Baltimore and the Georgetown University Law Center. A lifelong resident of Annapolis, he lives with his wife and three children.

James C. “Chip” DiPaula, Jr., age 59, is Co-President of the Digital Commerce Division of Ascential plc., where he leads eight industry-leading brands, with 1,400 colleagues in the US, Canada, Europe, China and Latin America. Under Mr. DiPaula’s leadership the division acquired five businesses from December 2020 through September 2021.

Mr. DiPaula is Co-Founder of Flywheel Digital, a pioneering digital advertising firm that optimizes ecommerce sales for the world’s largest brands. Flywheel is Amazon’s largest advertising customer, representing leading consumer product groups including the world’s largest advertiser. Flywheel was acquired in 2018 by Ascential, plc. Mr. DiPaula also serves as Chairman of the University System of Maryland Medical System, with more than 25,000 employees and more than $4 billion in annual revenue. He chairs the System’s Executive and Executive Compensation Committees and serves on the Audit & Compliance and Governance and Nominating Committees. Mr. DiPaula’s public sector experience includes serving as Chief of Staff to the Governor of Maryland from 2005 to 2007, and serving as the youngest Secretary of the Maryland Department of Budget & Management in state history from 2003 to 2005. In this capacity, he oversaw development of a $26 billion state budget and resolved $4 billion in budget deficits through performance-based budgeting.

Mr. DiPaula received his Bachelor of Science degree in Business Administration from Towson University.

Jack L. Johnson, Jr., 64, is the CEO and Managing Partner for Jack Johnson and Associates, a strategic consulting firm located in McLean, VA. The firm specializes in providing business and risk consulting to clients domestically and internationally, particularly in the areas of business risk, pre and post-sale merger and acquisition support, business integration as well as in-depth security assessments.

Previously he was a Partner and Sector Leader with Guidehouse Consulting, and its legacy firm, PricewaterhouseCoopers (PwC), where he led the firm’s large Defense Sector Practice after previously serving as Sector Leader for its Homeland Security and Law Enforcement sector. Before joining PwC in 2005, Mr. Johnson served as the first Chief Security Officer (CSO) for the newly formed Department of Homeland Security (DHS). In this capacity, he was directly involved in the establishment of DHS after 9/11 and integrating the 22 agencies that now comprise the Department. His previous government service before his appointment at DHS consisted of over 20 years with the United States Secret Service, rising to the position of Deputy Assistant Director, and serving in a wide range of managerial and executive assignments of increasing responsibility and complexity. His career included the full range of investigative, protective, and intelligence-related duties, both domestically and internationally, as well as assignments with various Presidents, Vice Presidents, Presidential candidates, and foreign heads of state. Prior to being commissioned as a Secret Service Agent in 1983, he was a Police Officer and Detective for Fairfax County, Virginia Police Department, and also is a veteran of the United States Army.

Mr. Johnson received his Bachelor of Science degree from the University of Maryland, a Master’s in Forensic Science degree from George Washington University and has completed additional post-graduate study at the University of Virginia and Johns Hopkins School of Management. He has previously testified on multiple occasions before Congress on homeland security and national security-related issues and is a frequent speaker at many national and international conferences, seminars, and symposiums.

Information Analysis Incorporated	2021 Proxy Statement

Mark T. Krial, 64, has been serving as president of Marathon TS, Inc., an information technology and professional services company which serves the federal government and commercial markets, since 2009. Prior to that, he served as president of Cornell Technical Services, an information technology firm, for 15 years. He holds a B.S. degree from Oklahoma A&M State University. Mr. Krial has been a board member of IAI since 2016.

Mr. Krial offers over 30 years of achievement within information technology and computer-based disciplines. His management approach emphasizes innovative techniques to achieve high performance, cost effective and profit enhancing solutions. High level experience includes sales, marketing, business development and strategic planning capabilities.

William H. Pickle, 71, is a government affairs/business development consultant with over 30 years of experience at senior levels within the federal government. Since 2007, Mr. Pickle has served as President of The Pickle Group, LLC, a Washington DC-based business development company. Mr. Pickle served as the 37th Sergeant at Arms (SAA) of the United States Senate. Mr. Pickle was nominated for this senior position by Senate Majority Leader Bill Frist and elected by the Senate in March 2003. He was re-elected in January 2005. In this position, Mr. Pickle served as the Senate's Chief Operating Officer, Chief of Protocol, Chief of Security; and managed over 950 Senate employees and an annual budget exceeding $200 million. As SAA, Mr. Pickle worked closely with Senators, Committees and senior Senate staff on a daily basis. In addition, as the SAA, he served as Chairman of the U.S. Capitol Police Board with direct oversight for a 2200 person police department with a budget of $300 million. Prior to his Senate service, Mr. Pickle served in several Senior Executive Service (SES) positions within the Executive Branch, which included being the first SES Director of the Transportation Security Administration and a Deputy Inspector General of the Department of Labor.

Most of Mr. Pickle's career was spent with the United States Secret Service where he rose steadily through the ranks from Special Agent to Senior Executive. Mr. Pickle served as Executive Assistant Director responsible for the Congressional and Legislative Affairs program of the Secret Service from 1991 to 1998.

Mr. Pickle is a decorated Vietnam Veteran who served with the 1st Cavalry Division in 1968-69. Among his awards are the Bronze Star, Purple Heart, 7 Air Medals (2 for valor), 3 Army Commendation Medals, Vietnamese Cross of Gallantry, and the Combat Infantry Badge. Mr. Pickle served on the President's Medal of Valor Award Committee and currently serves on numerous not-for-profit and corporate boards. He was a member of the 2004 Presidential Election Advisory Committee.

Donald J. Tringali, age 63, is the founder and current CEO of Augusta Advisory Group, a boutique financial and business consulting firm providing a full range of executive, operations and corporate advisory services to companies. He has held a variety of C-level executive positions and directorships for public and private companies across many industries. He is currently on the boards of Swiss Water Decaffeinated Coffee, Inc. (SWP.TO), POSaBIT Systems Corporation (PBIT.CN), and Paragon Space Development Corporation (private). He is the former Chairman of the Board of National Technical Systems, Inc. (NTSC), a leading international testing and engineering firm that was sold to a private equity firm in 2013, and the former Executive Chairman of the Board of Cartesian, Inc. (CRTN), an international telecom consulting company, which was sold to private equity in 2018. Mr. Tringali began his career as a corporate attorney in Los Angeles, where he was a partner in a prominent firm representing public and private companies in general business matters and M&A transactions. Mr. Tringali holds a BA in Economics from UCLA and a JD (Juris Doctor) degree from Harvard Law School.

Bonnie K. Wachtel, 66, is a principal of Wachtel & Co., Inc., a boutique investment firm based in Washington, D.C. Her career spans investment banking, valuation consulting, and oversight of financial reporting and internal controls. Ms. Wachtel has been a director of six Nasdaq-listed companies since joining her firm in 1984, and currently serves on the Board of VSE Corporation (VSEC), a provider of engineering services principally to federal government clients, and The ExOne Co. (XONE), a global provider of 3D printing machines, products, and services. Her securities industry experience includes service on the Advisory Committee for the National Market System Consolidated Audit Trail, LLC, an entity created by order of the SEC, and ten years on the Hearing Panel for Nasdaq Listing Qualifications. Ms. Wachtel holds B.A. and M.B.A. degrees from the University of Chicago and a J.D. from the University of Virginia. She is a Chartered Financial Analyst (CFA).

Information Analysis Incorporated	2021 Proxy Statement

Ms. Wachtel is a trusted resource with regard to business strategy, public markets, merger and acquisition opportunities, corporate governance, regulatory compliance, and risk management. Given her background and occupation, she is qualified to be the audit committee’s financial expert.

Independence

Our Board has determined that with the exception of Messrs. Benoit and Reese, all the members of the Board qualify as independent under the definition promulgated by the NASDAQ Stock Market:

There are no family relationships between any directors or executive officers of the Company.

Board Leadership Structure

IAI does not have a policy on whether the offices of Chairman of the Board and Chief Executive Officer (“CEO”) should be separate. Currently, G. James Benoit, Jr. serves as CEO and Chairman. Although the Board does not have a “lead” independent director, all of the Board’s committees – Audit, Compensation, and Corporate Governance and Nominations – are led by independent directors.

Board Role in Risk Oversight

Our Board receives regular communication from our management regarding areas of significant risk to us, including operational, strategic, legal and regulatory, and financial risks. Certain risks that are under the purview of a particular Committee are monitored by that Committee, which then reports to the full Board as appropriate.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2020 there were four meetings of our Board of Directors. All directors attended all of the meetings of the Board and of committees of the Board on which he or she served during 2020 except for Mr. Wester, who attended none. The Board undertook additional actions via unanimous consent. The Board has adopted a policy under which each member of the Board is strongly encouraged to attend each annual meeting of our shareholders.

Audit Committee. Our Audit Committee met one time during 2020, and the Chair met with our outside auditors on a quarterly basis. During 2020 this committee had two members, Bonnie K. Wachtel (Chair) and Charles A. May, Jr.. Our Audit Committee has the authority to retain and terminate the services of our independent registered public accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by the NASDAQ Stock Market; as such standards apply specifically to members of audit committees. The Board has determined that Ms. Wachtel is our “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement. The current audit committee charter is available for viewing on our Web site at www.infoa.com on the Investors page under the Investor Relations heading. Effective as of October 11, 2021, our audit committee was comprised of Ms. Wachtel, as Chair, Mr. May and Mr. Tringali.

Compensation Committee. Our Compensation Committee met four times during 2020. Throughout 2020, this committee had four members, Ms. Wachtel (Chair), Mr. Krial, Mr. May, and Mr. Pickle. Mr. Johnson was added upon his joining the Board in March 2021. This committee commenced operating under a charter on October 8, 2021 which can be found on our website. Effective on October 11, 2021, the Board appointed Mr. Johnson to serve as Chair and appointed Mr. Krial and Mr. Becker to serve on the committee. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee has the authority and responsibility for determining and recommending the compensation of our Executive Officers and shall conduct its decision-making process with respect to that issue without the executive officers present. The Compensation Committee may consider the recommendations of executive officers when determining executive compensation. Our committee has not engaged paid compensation consultants to provide advice or recommendations in the last fiscal year. All members of the Compensation Committee qualify as independent under the definition promulgated by the NASDAQ Stock Market.

Information Analysis Incorporated	2021 Proxy Statement

Governance and Nominating Committee. On October 8, 2021, we established a governance and nominating committee and adopted a charter for this committee which can be found on our website. This committee has six members, Mr. Tringali (Chair), Mr. Johnson, Mr. Krial, Mr. May, Mr. Pickle, and Ms. Wachtel. This committee’s functions include making recommendations as to the size and composition of the Board and its committees and to evaluate and make recommendations as to potential candidates. All members of the Board, apart from Messrs. Benoit and Reese, qualify as independent under the definition promulgated by the NASDAQ Stock Market. The Board may consider candidates recommended by shareholders as well as from other sources such as directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Board may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the shareholders. In general, persons recommended by shareholders will be considered on the same basis as candidates from other sources. If a shareholder wishes to nominate a candidate to be considered for election as a director at the 2022 Annual Meeting of Shareholders, it must follow the procedures described in “Shareholder Proposals and Nominations for Director.”

Shareholder Communications to the Board

Generally, shareholders who have questions or concerns should contact our Investor Relations department at (703) 383-3000. However, any shareholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to:

Board of Directors of Information Analysis Incorporated

ATTN: G. James Benoit, Jr. Chairman of the Board

12015 Lee Jackson Memorial Highway, Suite 210

Fairfax, Virginia 22033

Shareholder communications addressed to the Board, but not addressed to a specific Board member, will be relayed to the Chairman of the Board, and from there will be distributed to the Chairperson of the committee that oversees the subject matter of the communication.

Information Analysis Incorporated	2021 Proxy Statement

Compensation of Directors

The Company pays each non-employee director an annual fee of $20,0001 to serve on the Board, payable quarterly. Options to purchase shares of common stock may be issued in addition to the director’s annual fee. Expenses incurred in attending Board of Director meetings and committee meetings may be reimbursed. The following Table describes all compensation for each director for the year ended December 31, 2020.

Director Compensation
Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Stock Incentive plan compensation ($) (e)	Nonqualified deferred compensation ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Mark T. Krial	2,000	-	-	-	-	-	2,000
Charles A. May, Jr	2,000	-	-	-	-	-	2,000
William H. Pickle	2,000	-	-	-	-	-	2,000
Bonnie K. Wachtel	2,000	-	-	-	-	-	2,000
James D. Wester[2]	2,000	-	-	-	-	-	2,000

1 Through December 31, 2020, compensation for non-employee Board members was $2,000 per annum. On March 31, 2021, the Board voted to raise its compensation for non-employee members to $20,000 per annum for regular members and $30,000 for a non-employee Chairman.

2Retired as a director effective March 10, 2021.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors.

Name	Age	Position
Timothy G. Hannon	57	Chief Financial Officer
Stanley A. Reese	65	President

Timothy G. Hannon, age 57, joined the Company as Chief Financial Officer in September 2021. Since June 2021, Mr. Hannon has been a Managing Director at GlassRatner Advisory & Capital Group, LLC d/b/a B. Riley Advisory Services. From March 2017 until June 2021, Mr. Hannon served as VP Finance & Corporate Controller and then as Chief Financial Officer of Ready Pac Foods, Inc. (“RPF”) d/b/a Bonduelle Fresh Americas, a wholly owned subsidiary of Bonduelle SA, a French publicly traded company. From May 2016 to March 2017, Mr. Hannon was an outside consultant to RPF in connection with Bonduelle’s acquisition of RPF Prior thereto, Mr. Hannon was the chief financial officer for several privately held enterprises. He began his career with Arthur Andersen & Co. in New York where he was primarily assigned to audits of publicly traded companies. Mr. Hannon graduated from the State University of New York at Albany with a bachelor’s degree in accounting and is a certified public accountant

Stanley A. Reese, 64, joined the Company in 1993. Mr. Reese has been director since March 11, 2021, President since February 17, 2021, and served as Chief Executive Officer until August 26, 2021, after serving in interim capacities for those officer positions from January 1, 2021. He previously served as Senior Vice President beginning in 1997 and Chief Operating Officer beginning in 1999. From 1992 to 1993, he served as Vice President, Technical Services at Tomco Systems, Inc. Prior to Tomco Systems, he served as Senior Program manager at ICF Information Technology, Inc. Mr. Reese has over 35 years of experience managing and marketing large scale mainframe and PC-based applications. Mr. Reese holds a B.A. in History from George Mason University.

Information Analysis Incorporated	2021 Proxy Statement

EXECUTIVE COMPENSATION

The Summary Compensation Table below sets forth individual compensation information for the Chief Executive Officer and the other executive officers serving as executive officers as of December 31, 2020 (collectively “Named Executive Officers”):

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation[1] ($)	Total ($)
Sandor Rosenberg[2]	2020	142,000	-	-	32,654	174,654
Chairman of the Board and Chief Executive Officer through 12/31/2020	2019	142,000	-	-	15,335	157,335
Stanley A. Reese[3]	2020	161,875	10,000	37,000	21,977	230,852
Chief Operating Officer	2019	154,000	-	-	9,662	163,662
Richard S. DeRose[4]	2020	20,417	-	-	850	21,267
Executive Vice President and Chief Financial Officer through 04/19/2020	2019	70,000	-	-	8,921	78,921
Matthew T. Sands Acting Chief Financial Officer from 04/20/2020	2020	141,500	5,000	37,000	7,351	190,851

1References to All Other Compensation include employer matching contributions to each individual’s 401(k) defined contribution account under our company-wide 401(k) Pension and Profit-Sharing Plan, routine payouts of excess vacation accruals, and employer payments for long-term care insurance under an executive carve-out.

2Mr. Rosenberg retired as CEO effective December 31, 2020.

3Mr. Reese was appointed Interim President and CEO effective January 1, 2021, and President and CEO effective February 17, 2021. On March 31, 2021, Mr. Reese’s salary was increased to $250,000 per annum retroactive to January 1, 2021.

4Due to illness, Mr. DeRose took a leave of absence effective April 29, 2020. He ultimately retired in 2021. Mr. Sands was appointed Acting Chief Financial Officer on April 20, 2020. On February 4, 2021, Mr. Sands was appointed Chief Financial Officer at a salary of $165,000.

Each named executive officer is a salaried employee, without any guaranteed incentives. Bonuses and option awards are at the discretion of the Compensation Committee of the Board of Directors. Executive officers are eligible to participate in the Information Analysis Incorporated 401(k) Pension and Profit-Sharing Plan under the same terms and matching percentages as other salaried employees. Vacation accruals in excess of defined limits are automatically paid out to all salaried employees annually, and may be paid other times upon request. Executive officers receive a perquisite benefit of no-cash-value long-term care insurance paid by the Company.

Information Analysis Incorporated	2021 Proxy Statement

The following table sets forth the outstanding equity awards for the named executive officers of the Company as of December 31, 2020:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Stanley A. Reese	50,000		0.15	03/20/2022
Stanley A. Reese	100,000		0.35	07/17/2022
Stanley A. Reese	100,000		0.16	02/12/2023
Stanley A. Reese	50,000		0.145	10/07/2023
Stanley A. Reese	25,000		0.25	04/11/2026
Stanley A. Reese	100,000		0.47	02/22/2028
Stanley A. Reese		100,000	0.66	09/02/2030
Matthew T. Sands	8,000		0.16	05/26/2021
Matthew T. Sands	20,000		0.15	06/12/2022
Matthew T. Sands	32,000		0.156	08/08/2023
Matthew T. Sands	20,000		0.17	09/23/2024
Matthew T. Sands	20,000		0.37	06/19/2028
Matthew T. Sands		100,000	0.66	09/02/2030

The Company has no outstanding stock awards to any executive officer.

Equity Compensation Plan Information

The following table contains information regarding securities authorized and available for issuance under our equity compensation plans for certain employees, directors, and consultants, as of October 4, 2021.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders[1,2]	1,227,500	$0.94	91,500
Equity compensation plans not approved by security holders	--	--	--
Total	1,227,500	$0.94	91,500

1 The Company has a stock incentive plan, which became effective June 1, 2016, and expires April 4, 2026 (the “2016 Plan”). The 2016 Plan provides for the granting of equity awards to employees and directors. The maximum number of shares for which equity awards may be granted under the 2016 Plan is 1,000,000. Options granted under the 2016 Plan expire no later than ten years from the date of grant or 90 days after employment ceases, whichever comes first, and vest over periods determined by the Board of Directors.

2 The Company had a stock incentive plan, which became effective May 18, 2006, and expired April 12, 2016 (the “2006 Plan”). The 2006 Plan provided for the granting of equity awards to employees and directors. Options granted under the 2006 Plan expire no later than ten years from the date of grant or 90 days after employment ceases, whichever comes first, and vest over periods determined by the Board of Directors.

Information Analysis Incorporated	2021 Proxy Statement

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

On September 30, 1997, the Company agreed in writing to provide to Stanley A. Reese, currently serving as President, and having served as Chief Executive Officer and President as of February 17, 2021, and Senior Vice President and Chief Operating Officer prior to that, three months’ severance pay of his full-time base salary, payable in normal payroll increments, in the event of the termination of his employment other than for cause. In the event of a change of control or the sale or transfer of substantially all of the Company’s assets, the Company agreed that in the event of Mr. Reese’s termination or substantial reduction of duties, he will receive a six-month severance payment of base salary, payable in lump sum or monthly, at the Company’s discretion. Had the event of termination or change-in-control occurred on December 31, 2020, Mr. Reese’s compensation under the agreement would have been $43,750 or $87,500, respectively.

On September 2, 2020, the Company agreed in writing to provide to Matthew T. Sands, Chief Financial Officer as of February 17, 2021, and formerly Controller and acting Chief Financial Officer, three months’ severance pay of his full-time base salary, payable in normal payroll increments, in the event of the termination of his employment other than for cause. In the event of a change of control or the sale or transfer of substantially all of the Company’s assets, the Company agreed that in the event of Mr. Reese’s termination or substantial reduction of duties, he will receive a three-month severance payment of base salary, payable in lump sum or monthly, at the Company’s discretion. Had the event of termination or change-in-control occurred on December 31, 2020, Mr. Sands’ compensation under the agreement would have been $35,375.

Retirement Plans

The Company has a Cash or Deferred Arrangement Agreement, which satisfies the requirements of Section 401(k) of the Internal Revenue Code. This defined contribution retirement plan covers substantially all employees. Participants can elect to have up to the maximum percentage allowable of their salaries reduced and contributed to the plan. The Company may make matching contributions equal to a discretionary percentage of the participants’ elective deferrals. In 2020 and 2019, the Company matched 25% of the first 6% of the participants’ elective deferrals. The balance of funds forfeited by former employees from unvested employer matching contribution accounts may be used to offset current and future employer matching contributions. The Company may also make additional contributions to all eligible employees at its discretion. The Company did not make additional contributions during 2020 or 2019. Expenses for matching contributions for the years ended December 31, 2020 and 2019 were $40,741 and $32,162, respectively.

Changes in Registrant’s Certifying Accountant.

None.

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

There have been no changes in or disagreements with our independent registered public accountants on accounting and financial disclosure.

TRANSACTIONS WITH RELATED PERSONS

A "Related Party Transaction" is any transaction directly or indirectly involving any related party that would need to be disclosed under Item 404(a) of Regulation S-K. The Company has determined as a policy that any Related Party Transaction requires the approval by the Board of Directors.

For the year ended December 31, 2020, the Company determined that it had not engaged in related party transactions subject to reporting herein.

Information Analysis Incorporated	2021 Proxy Statement

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the NASDAQ stock market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of CohnReznick LLP. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2020, the Audit Committee took the following actions:

● Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020, with management and CohnReznick LLP, our independent auditors;

● Discussed with CohnReznick LLP the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding “Communication with Audit Committees.”; and

● Received and reviewed the written disclosures and the letter from CohnReznick LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with CohnReznick LLP its independence.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and CohnReznick LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

Members of the Information Analysis Incorporated Audit Committee

Bonnie K. Wachtel

Charles A. May, Jr.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) (“Section 16(a)”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers and Directors and persons who beneficially own more than ten percent (10%) of the Company’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC and any national securities exchange on which the Company’s securities are registered. Executive officers, Directors and greater than ten percent (10%) beneficial owners are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company, there were no officers, directors and 10% beneficial owners who failed to file on a timely basis the forms required under Section 16(a) of the Exchange Act.

Information Analysis Incorporated	2021 Proxy Statement

PROPOSAL 1

ELECTION OF DIRECTORS

The Governance and Nominating Committee nominated G. James Benoit, Jr, Paul B. Becker, James C. DiPaula, Jr., Jack L. Johnson, Jr., Mark T. Krial, William H. Pickle, Donald J. Tringali, and Bonnie K. Wachtel for election at the Annual Meeting. If they are elected, and Proposal 2 is Approved, they will serve on our Board of Directors until the Annual Meeting of Shareholders in the year that corresponds to the Class schedule for each director below, and until their respective successors have been elected and qualified. If Proposal 2 is not Approved, they will serve on our Board of Directors until the 2022 Annual Meeting of Shareholders.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of G. James Benoit, Jr., Paul B. Becker, James C. DiPaula, Jr,, Jack L. Johnson, Jr., Mark T. Krial, William H. Pickle, Donald J. Tringali and Bonnie K. Wachtel, In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his/her place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

All nominees are currently Directors of the Company and have served continuously since the dates of their elections or appointments as shown on page 7.

A plurality of the shares voted affirmatively or negatively at the Meeting is required to elect each nominee as a director.

If the shareholders approve Proposal 2 thereby creating a staggered board, the classes that each of the directors hold will be as follows:

Class I           (expiring at the 2022 Annual Meeting)         Mr. Krial, Ms. Wachtel

Class II          (expiring at the 2023 Annual Meeting)         Mr. Johnson, Mr. Pickle, Mr. Tringali

Class III         (expiring at the 2024 Annual Meeting)         Mr. Becker, Mr. Benoit, Mr. DiPaula

The Board Of Directors Recommends The Election Of G. James Benoit, Jr, Paul B. Becker, James C. DiPaula, Jr., Jack L. Johnson, Jr., Mark T. Krial, William H. Pickle, Donald J. Tringali and Bonnie K. Wachtel As Directors, And Proxies Solicited By The Board Will Be Voted In Favor Thereof Unless A Shareholder Has Indicated Otherwise On The Proxy.

Information Analysis Incorporated	2021 Proxy Statement

PROPOSAL 2

APPROVAL OF REINCORPORATION OF THE COMPANY

FROM THE COMMONWEALTH OF VIRGINIA TO THE STATE OF DELAWARE

General

The Board has unanimously approved and recommends that shareholders approve the reincorporation of the Company from the Commonwealth of Virginia to the State of Delaware (the “Reincorporation” or the “Reincorporation Proposal”). This approval and recommendation have been provided by the entire Board. The Company would affect the Reincorporation pursuant to a plan of domestication in form attached hereto as Appendix 1 (the “Plan of Domestication”). As part of the Reincorporation, the name of the entity following the completion of the Reincorporation will be “WaveDancer, Inc.” (the “DE CORP”). Additionally, the authorized capital of the Company will be 100,000,000 shares of common stock and 1,000,000 shares of preferred stock, with the right of the Board to issue such shares pf preferred stock in one or more series, each with such rights and preferences as the Board determines. At the effective time of the domestication (the “Effective Time”), the Certificate of Incorporation in the form attached hereto as Appendix 2 (the “Delaware Certificate of Incorporation”), and the Bylaws in the form attached hereto Appendix 3 (the “Delaware Bylaws”), will govern the DE IAI. All descriptions of the Delaware Certificate of Incorporation and Delaware Bylaws are qualified by and subject to the more complete information set forth in those documents.

Upon the Effective Time:

(1)

The affairs of the Company will cease to be governed by Virginia corporation laws and will become subject to Delaware corporation laws. See “Comparison of Shareholder Rights Before and After the Reincorporation” below.

(2)

The legal existence of the Company as a separate Virginia corporation will cease and DE CORP will continue with all of the rights, titles and interests of the Company, will continue with the same officers and directors of the Company, the rights of creditors of the Company will continue to exist as creditors of DE CORP, and the shareholders of the Company will be the stockholders of DE CORP.

(3)	Each outstanding share of our common stock of the Company will automatically be converted into one share of common stock, par value $0.01 per share, of DE CORP (“DE CORP Common Stock”).

(4)

Each outstanding option and warrant to purchase our common stock will automatically be converted into an option or warrant, as the case may be, to purchase an identical number of shares of DE CORP Common Stock at the same exercise price per share and upon the same terms and subject to the same conditions set forth in the applicable plan, related award agreement, option agreement, or warrant agreement, as applicable.

The Delaware Certificate of Incorporation provides for a staggered Board of Directors. If the Reincorporation is approved, please see Proposal 1 for the respective classes to which each elected director will be assigned.

No regulatory approval (other than various filings with the State Corporation Commission of Virginia and the Secretary of State of Delaware discussed above) is required to effect the Reincorporation. The terms of the Reincorporation are described in more detail in the Plan of Domestication and all descriptions of the Reincorporation are qualified by and subject to the more complete information therein.

Reasons for the Reincorporation

The State of Delaware has been a leading jurisdiction in adopting a comprehensive and coherent set of corporate laws that are responsive to the evolving legal and business needs of corporations organized under Delaware law. Our Board believes that it is important for the Company to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which our governance decisions can be based, and we believe that our shareholders will benefit from the responsiveness of Delaware corporate law to their needs. In addition, the Board believes that direct benefits that Delaware law provides to a corporation indirectly benefit our shareholders, who are our owners. Specifically, our Board believes that there are several benefits of the Reincorporation, as summarized below.

Information Analysis Incorporated	2021 Proxy Statement

Access to Specialized Courts

Delaware has a specialized court of equity called the Court of Chancery that hears corporate law cases. The Delaware Court of Chancery operates under rules that are intended to ensure litigation of disputes in a timely and effective way, keeping in mind the timelines and constraints of business decision-making and market dynamics. The appellate process on decisions emanating from the Court of Chancery is similarly streamlined, and the justices of Delaware appellate courts tend to have substantial experience with corporate cases because of the relatively higher volume of these cases in the Delaware courts. As the leading state of incorporation for both private and public companies, Delaware has developed a vast body of corporate law that helps to promote greater consistency and predictability in judicial rulings. In contrast, Virginia does not have a similar specialized court established to hear corporate law cases. Rather, disputes involving questions of Virginia corporate law are either heard in law courts of general jurisdiction, alongside other civil cases, or, if federal jurisdiction exists, a federal district court. These courts hear many different types of cases, and the cases may be heard before judges or juries with limited corporate law experience. As a result, corporate law cases brought in Virginia may not proceed as expeditiously as cases brought in Delaware and the outcomes in such courts may be less consistent and predictable.

Delaware has one of the most modern statutory corporation codes, which is revised regularly in response to changing legal and business needs of corporations. The Delaware legislature is particularly responsive to developments in modern corporate law and Delaware has proven sensitive to changing needs of corporations and their shareholders. The Delaware Secretary of State is viewed as particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major American corporations and the Delaware corporate law and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that the Delaware corporate law will provide greater efficiency, predictability and flexibility in the Company’s legal affairs than is presently available under Virginia law. In addition, Delaware case law provides a well-developed body of law defining the proper duties and decision-making processes expected of boards of directors in evaluating potential or proposed extraordinary corporate transactions.

Enhanced Ability to Attract and Retain Directors and Officers

The Board believes that the Reincorporation will enhance our ability to attract and retain qualified directors and officers, as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. We are in a competitive industry and compete for talented individuals to serve on our management team and on our Board. The vast majority of public companies are incorporated in Delaware. Not only is Delaware law more familiar to directors, it also offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under Virginia law. The Board believes that the Reincorporation will enhance our ability to recruit and retain directors and officers. We believe that the better understood and comparatively stable corporate environment afforded by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers.

We have provided a discussion of differences between the Delaware and Virginia corporate laws below under the heading “Comparison of Shareholder Rights Before and After the Reincorporation.”

Information Analysis Incorporated	2021 Proxy Statement

No Change in Business, Jobs, Physical Location, Etc.

The Reincorporation Proposal will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading “-Comparison of Shareholder Rights Before and After the Reincorporation.” The Reincorporation Proposal will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation). Our management, including all directors and officers, will remain the same in connection with the reincorporation and will have identical positions with DE CORP. To the extent the Reincorporation will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Reincorporation. If a material consent cannot be obtained, the Company will not proceed with the Reincorporation. The Reincorporation will not otherwise affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of DE CORP as a Delaware corporation. Because the Company’s corporate headquarters, management and employees are located in Austin, Virginia, the Company’s status as a Delaware corporation physically located in Virginia will require the Company to comply with reporting and tax obligations in Delaware. The Board has considered the additional franchise tax obligations and believes that the benefits discussed above outweigh the additional costs.

Comparison of Shareholder Rights Before and After the Reincorporation

The Reincorporation will effect some changes in the rights of the Company’s shareholders. This is as a result of differences between the Virginia Stock Corporation Act (“VSCA”) and the General Corporation Law of the State of Delaware (“DGCL”), as well as differences between each of the Company’s charter documents before and after the Reincorporation. Summarized below are the most significant differences between the rights of the Company’s shareholders before and after the Reincorporation. The differences between the current Amended and Restated Articles of Incorporation of the Company (the “Virginia Articles of Incorporation”) and the Bylaws of the Company (the “Virginia Bylaws”) and the proposed Delaware Certificate of Incorporation and Delaware Bylaws, as relevant to such rights, are noted within this summary. The summary below is not intended to be relied upon as an exhaustive list of all the differences or a complete description of the differences resulting from the Reincorporation. Furthermore, this summary is qualified in its entirety by reference to the DGCL, the Virginia Articles of Incorporation and Virginia Bylaws, the VSCA, and the Company’s proposed Delaware Certificate of Incorporation and Delaware Bylaws.

Delaware	Virginia

CORPORATE GOVERNANCE

DE CORP’s certificate of incorporation, its bylaws and Delaware law, including the DGCL, govern the rights of holders of IAI common stock.	IAI’s amended and restated articles of incorporation, its bylaws and Virginia law, including the VSCA, will govern the rights of holders of IAI common stock.

ACTION BY WRITTEN CONSENT

Unless the certificate of incorporation of a Delaware corporation otherwise provides, the DGCL permits the stockholders of a Delaware corporation to act by written consent in lieu of annual or special meeting of stockholders, provided that the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present in person and voted.

The VSCA provides that shareholders may act by written consent if all shareholders entitled to vote on the action deliver such consents. It is permissible under certain circumstances, if provided in a corporation’s articles of incorporation or by-laws to allow la majority written consent. Our articles and by-laws do not currently allow majority consents.

Information Analysis Incorporated	2021 Proxy Statement

Delaware	Virginia

SPECIAL MEETINGS OF STOCKHOLDERS

DE CORP’s bylaws provide that special meetings of IAI stockholders may be called only in the following ways:

•   by the president or secretary at the request in writing of any member of the Board of Directors;

•   by the president;

•   by the president or secretary following the request in writing of DE CORP stockholders owning a majority in amount of the entire capital stock of DE CORP issued and outstanding and entitled to vote.

IAI’s bylaws provide that special meetings of the stockholders may be called only in the following ways: ● By the Board, the President or the secretary.

Information Analysis Incorporated	2021 Proxy Statement

Delaware	Virginia

DIRECTOR LIABILITY AND INDEMNIFICATION

DE CORP’s certificate of incorporation provides that a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

DE CORP’s certificate of incorporation further provides that, to the fullest extent permitted by applicable law, the corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the corporation (and any other persons to which the DGCL permits the corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL. Any amendment, repeal or modification of the foregoing provisions shall not adversely affect any right or protection of any director, officer or other agent of the corporation existing at the time of such amendment, repeal or modification.

The VSCA provides that a corporation may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if the director conducted himself in good faith and believed (i) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interests; and (ii) in all other cases, that his conduct was at least not opposed to its best interests. In the case of any criminal proceeding, the director must have had no reasonable cause to believe his conduct was unlawful.

The VSCA further provides that a corporation may not indemnify a director in connection with a proceeding by or in the right of the corporation (except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct) or in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him.

The VSCA further provides that unless limited by its articles of incorporation, a corporation shall indemnify a director who entirely prevails in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding. A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if the director certifies to the corporation his good faith belief he has met the relevant standard of conduct and if the director furnished the corporation a signed written general undertaking to repay any funds advanced if the director is not entitled to mandatory indemnification and it is ultimately determined that the director has not made a relevant standard of conduct. A director may also apply to a court for an order directing the corporation to make advances or reimbursement for expenses or to provide indemnification. The court shall order the corporation to make advances and/or reimbursement for expenses or to provide indemnification if it determined that the director is entitled to such payments.

The VSCA gives corporations the right to provide for authorization of indemnification or advances or reimbursement of expenses in its articles of incorporation or bylaws.

Information Analysis Incorporated	2021 Proxy Statement

Delaware	Virginia

LIMITATIONS ON DIRECTOR LIABILITY

The DGCL does not permit the elimination of liability of a director or officer for the following: (1) breach of duty of loyalty, (2) acts not in good faith or which involve intentional misconduct or a knowing violation of the law, (3) unlawful payment of dividends or unlawful stock repurchases or (4) transactions involving improper personal benefit.	The VSCA provides that directors and officers are not generally liable for their actions in their capacities as officers and directors except for (1) willful misconduct, (2) knowing violation of criminal or securities laws, including any claim of unlawful insider trading or manipulation of the market for any security and (3) unlawful distributions.

TRANSACTIONS WITH INTERESTED STOCKHOLDERS

DE CORP is governed by the provisions of Section 203 of the DGCL, which generally has an anti-takeover effect for transactions not approved in advance by its board of directors. This may discourage takeover attempts that might result in payment of a premium over the market price for the shares of common stock held by stockholders. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a three-year period following the time that such stockholder becomes an interested stockholder, unless certain conditions are met as described below. A “business combination” includes, among other things, a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. An “interested stockholder” is a person who, together with affiliates and associates, owns, or did own within three years prior to the determination of interested stockholder status, 15% or more of the corporation’s voting stock.	Under the VSCA, a Virginia corporation may not enter into an “affiliated transaction” with a shareholder who acquires beneficial ownership of more than 10% of a corporation’s outstanding voting shares (such person an “interested shareholder”) for a period of three years after the person becomes an interested shareholder unless (i) the transaction is approved by a majority vote of disinterested directors and by two-thirds of the disinterested shareholders or (ii) it meets certain exceptions. These exceptions include, among others, that the affiliated transaction is with an interested shareholder whose acquisition of voting shares making such person an interested shareholder was approved by a majority of the disinterested directors prior to date on which an interested shareholder became an interested shareholder.

Under Section 203 of the DGCL, a business combination between a corporation and an interested stockholder is prohibited unless it satisfies one of the following conditions:

•

the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder before the stockholder became an interested stockholder;

•	upon consummation of the business combination which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, shares owned by persons who are both directors and officers, and employee stock plans (in certain instances); or

Information Analysis Incorporated	2021 Proxy Statement

Delaware	Virginia

•

at or after the time the stockholder became an interested stockholder: (1) the board of directors of the corporation approved the business combination and (2) the stockholders, at an annual or special meeting (and not by written consent), approved the business combination by an affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

LIMITATION OF VOTING RIGHTS

Delaware has no provision similar to the Virginia control share acquisition provision.	The VSCA has a control share acquisition provision which limits the voting rights of stockholders who hold 20%, 331/3, 50% or more of the corporation’s voting stock, subject to certain exceptions, including if the corporation elects in its articles of incorporation to not be governed by this provision of the VSCA.

Certificated Stock

At the effective time of the Reincorporation, each outstanding share of common stock of the Company will automatically be converted into one share of DE CORP Common Stock. If you hold physical stock certificates, you do not have to exchange your existing stock certificates of the Company for stock certificates of the resulting Delaware corporation; however, after the Reincorporation, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to Issuer Direct, the Company’s transfer agent.

Federal Income Tax Consequences of the Reincorporation

The proposed Reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the Reincorporation qualifies as a tax-free reorganization, we believe that for federal income tax purposes no gain or loss will be recognized by the Company, DE CORP or the shareholders of the Company who receive DE CORP Common Stock for their Company Common Stock in connection with the Reincorporation. The aggregate tax basis of DE CORP Common Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the aggregate tax basis of the Company Common Stock converted into that DE CORP Common Stock held by that shareholder as a capital asset at the time of the Reincorporation. Each shareholder’s holding period of the DE CORP Common Stock received in the Reincorporation will include the holding period of the Company Common Stock converted into that DE CORP Common Stock, provided the shares are held by such shareholder as a capital asset at the time of the Reincorporation.

This proxy statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, shareholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This proxy statement does not address the tax consequences under state, local or foreign laws. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and shareholders are urged to consult their own tax advisors as to the consequences to them of the Reincorporation under all applicable tax laws.

Information Analysis Incorporated	2021 Proxy Statement

This discussion is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

Securities Law Consequences

The shares of DE CORP Common Stock to be issued for shares of Company Common Stock in the Reincorporation are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, the Company is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act and on interpretations of Rule 145(a)(2) by the SEC to the effect that certain changes in the redomiciled corporation’s charter or bylaws in connection with the reincorporation that otherwise could be made only with the approval of shareholders does not render Rule 145(a)(2) inapplicable. After the Reincorporation, DE CORP will be a publicly held company, DE CORP Common Stock will continue to be listed on the OTCQB under the symbol “WAVD” unless our application to the Nasdaq Capital Market is approved, in which case our common stock will be listed on the Nasdaq Capital Market. DE CORP will file with the SEC and provide to its stockholders the same type of information that the Company has previously filed and provided. Shareholders, whose shares of Company Common Stock are freely tradable before the Reincorporation, will continue to have freely tradable shares of DE CORP Common Stock. Shareholders holding restricted shares of Company Common Stock will have shares of DE CORP Common Stock that are subject to the same restrictions on transfer as those to which their present shares of Company Common Stock are subject. In summary, DE CORP and its shareholders will be in the same respective positions under the federal securities laws after the Reincorporation as the Company and its shareholders prior to the Reincorporation.

Effect of Not Obtaining the Required Vote for Approval

If the Reincorporation Proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated, and the Company will continue to be incorporated in the Commonwealth of Virginia.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in in this proposal.

The Board of Directors recommends a vote “FOR” the approval of the reincorporation of the Company from the Commonwealth of Virginia to the state of Delaware.

Information Analysis Incorporated	2021 Proxy Statement

PROPOSAL 3

APPROVAL OF THE 2021 STOCK INCENTIVE PLAN

The 2021 Stock Incentive Plan

General

The Board of Directors approved and adopted, subject to the shareholder approval, the 2021 Stock Incentive Plan ("the Stock Incentive Plan" or the “Plan”) on October 11, 2021. If the Plan is approved by the shareholders, the Company will be authorized to grant equity awards to eligible service providers following the effective date of the Plan. The form of the Plan is attached to this proxy statement as Annex . The shareholders are being asked to approve the Plan as presented.

Purpose of the Stock Incentive Plan Proposal

The purpose of the Stock Incentive Plan is to promote the long-term success of the Company and the creation of shareholder value by encouraging service providers to focus on critical long-range corporate objectives and linking service providers directly to shareholder interests through increased stock ownership. The Company believes that the Stock Incentive Plan will be important in helping to attract and retain service providers of the Company with exceptional qualifications. The Company and its subsidiaries currently have a total of approximately 200 employees, consultants, officers and directors that may be issued incentives under this plan.

Reasons for the Approval of the Stock Incentive Plan Proposal

Shareholder approval of the Stock Incentive Plan is necessary in order for the Company to (a) meet the shareholder approval requirements of the NASDAQ and (b) grant incentive stock options (“ISOs”).

Consequences if the Stock Incentive Plan Proposal is Not Approved

If the Stock Incentive Plan is not approved by the Company’s shareholders, the Stock Incentive Plan will not become effective and the Company will not be able to grant equity awards under the Stock Incentive Plan. We believe that our ability to recruit, retain and incentivize top talent will be adversely affected if the Stock Incentive Plan is not approved.

General

The Plan is intended to advance the interests of the company and our stockholders by enabling us to attract and retain qualified individuals through opportunities for equity participation, and to reward those individuals who contribute to the achievement of our economic objectives.  The Plan allows us to award eligible recipients incentive awards, consisting of:

●	options to purchase shares of our common stock, which may be “incentive stock options” that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code;
●	“non-statutory stock options” that do not qualify as incentive options;
●	“restricted stock awards” which are shares of common stock that are subject to certain forfeiture and transferability restrictions;
●	“restricted stock units,” which are contractual obligations to issue shares of common stock to participants once vesting criteria are satisfied; and
●	“performance awards” which are shares of common stock or cash that may be subject to the future achievement of certain performance criteria or be free of any performance or vesting.

Information Analysis Incorporated	2021 Proxy Statement

All of our employees and any subsidiary employees (including officers and directors who are also employees), as well as all of our non-employee directors and other consultants, advisors and other persons with whom we have a relationship will be eligible to receive incentive awards under the Plan. As of October 4, 2021, there were approximately 53 employees, 6 non-employee directors and an indeterminate number of consultants, advisors or other persons with whom we have a relationship eligible to participate in the Plan.

5,000,000 shares of our common stock have been reserved for issuance in connection with awards granted under the Plan. All of such shares are available for issuance in connection with incentive stock options (described below) granted under the Plan. Shares that are issued under the Plan or that are subject to outstanding incentive awards reduce the number of shares remaining available under the Plan.  Any shares subject to an incentive award that lapses, expires, is forfeited, terminates unexercised or unvested, or is settled or paid in cash or other consideration will automatically again become available for issuance under the Plan.

If the exercise price of any option or any associated tax withholding obligations are paid by a participant’s tender or attestation as to ownership of shares (as described below), or if tax withholding obligations are satisfied by the Company withholding shares otherwise issuable upon exercise of an option, only the net number of shares issued will reduce the number of shares remaining available under the Plan.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, appropriate adjustment will be made to:

●	the number and kind of securities available for issuance under the Plan;
●	the limits on the numbers of shares that may be granted to a participant within any fiscal year or that may be granted as restricted stock awards under the Plan; and
●	in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Information Analysis Incorporated	2021 Proxy Statement

Administration

The Plan will be administered by our Compensation Committee. We refer to the Compensation Committee administering the Plan as the “Committee.”

The Committee has the authority to determine all necessary or desirable provisions of incentive awards, including, the eligible recipients who will be granted one or more incentive awards under the Plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and payment or vesting restrictions and other conditions. The Committee has the authority to amend or modify the terms of outstanding incentive awards so long as the amended or modified terms are permitted under the Plan and any affected participant has consented to the amendment or modification.

The Plan became effective, subject to stockholder approval, on October 11, 2021 and, unless terminated earlier, the Plan will terminate at midnight on October 11, 2031. Incentive awards outstanding at the time the Plan is terminated may continue to be exercised, or become free of restriction, according to their terms. The Board may suspend or terminate the Plan or any portion of the Plan at any time, and may amend the Plan from time to time to conform incentive awards to any change in applicable laws or regulations or in any other respect that the Board may deem to be in our best interests. However, no amendments to the Plan will be effective without stockholder approval if it is required under Section 422 of the Internal Revenue Code or the Listing Rules of Nasdaq.

Termination, suspension or amendment of the Plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in capitalization or a “change in control,” discussed below.

In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution or subjected to any lien or encumbrance. However, the Committee may permit a participant to transfer of all or a portion of a non-statutory stock option, other than for value, to certain family members or related family trusts, foundations or partnerships. Any permitted transferee of a non-statutory stock option will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Options

The exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the option grant date (or 110% if the participant beneficially owns more than 10% of our outstanding stock). Under the Plan, “fair market value” on a given day means the average of the reported high and low sale prices of our common stock on the Nasdaq Stock Market.

In general, the Plan requires a participant to pay an option’s exercise price in cash. The Committee may, however, allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to the Company), by tender or attestation as to ownership of shares of common stock that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, or by a combination of such methods. Any shares of common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

The aggregate fair market value of shares of common stock with respect to which incentive stock options may become exercisable by a participant for the first time during any calendar year (and under all “incentive stock option” plans of the Company or any subsidiary) may not exceed $100,000. Any incentive stock options in excess of this amount will be treated as non-statutory stock options.  Options may be exercised in whole or in installments, as determined by the Committee, and the Committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by the Company or a subsidiary for a certain period. An option may not remain exercisable after 10 years from its date of grant (or five years from its date of grant if the participant beneficially owns more than 10% of our outstanding stock).

Information Analysis Incorporated	2021 Proxy Statement

Restricted Stock Awards

A restricted stock award is an award of common stock vesting at such times and in such installments as may be determined by the Committee and, until it vests, that is subject to restrictions on transferability and the possibility of forfeiture. Restricted stock awards may be subject to any restrictions or vesting conditions that the Committee deems appropriate, including that the participant remain continuously employed by the Company or a subsidiary for a certain period.

Unless the Committee determines otherwise, any dividends (other than regular quarterly cash dividends) or distributions paid with respect to shares of common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate. Holders of restricted stock awards will have the same voting rights as holders of unrestricted common stock.

Restricted Stock Units

A restricted stock unit is an award that represents a promise to issue to the participant shares of common stock once certain criteria specified in the award are satisfied. The criteria may be that the participant remain employed until a specified date or dates or that various performance objectives are satisfied. No stock ownership rights are conferred upon the participant until the restricted stock unit awards are settled upon the satisfaction of the specified criteria.

Performance Awards

The Plan permits the grant of performance-based stock and cash awards. The Committee may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.

The Committee may establish performance goals by selecting from one or more performance criteria set forth in the Plan, including, but not limited to: earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholders’ equity; return on assets, investment, or capital employed; stock price margin (including gross margin); income (before or after taxes); operating income (before or after taxes); pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added; market share; cash flow (including cash flow per share); share price performance; debt reduction; strategic partnerships and transactions; stockholders’ equity; capital expenditures; operating profit or net operating profit; growth of net income or operating income; budget management; and other measures of performance selected by the Committee.

Change in Control of the Company

In the event a “change in control” of the Company occurs, then:

●	outstanding options will become immediately exercisable in full and will remain exercisable for the remainder of their terms,
●	outstanding restricted stock awards will become immediately fully vested and non-forfeitable, and
●	any conditions to the issuance of shares of common stock or cash pursuant to outstanding performance awards will lapse.

The Committee may also determine that some or all participants holding outstanding options will receive shares or a cash payment equal to the excess of the fair market value of the option shares immediately prior to the effective date of the change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated).

Information Analysis Incorporated	2021 Proxy Statement

For purposes of the Plan a “change in control” of the Company generally occurs if:

●	all or substantially all of our assets are sold, leased, exchanged or transferred to any successor;
●	our stockholders approve any plan or proposal to liquidate or dissolve the Company;
●	any successor, other than a bona fide underwriter in a securities offering, becomes the beneficial owner of 25% or more, but not 50% or more, of our outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction has been approved in advance by “continuity directors,” who are members of our Board at the time of the Annual Meeting or whose nomination for election meets certain approval requirements related to continuity with our current Board; or
●	more than 50% of our outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors);
●	we are a party to a merger or consolidation that results in our stockholders beneficially owning securities representing:

●	less than 50% of the combined voting power ordinarily having the right to vote at elections of directors of the surviving corporation (regardless of any approval by the continuity directors); or
●	the continuity directors cease to constitute at least a majority of our Board.

Effect of Termination of Employment or Other Service

If a participant ceases, other than as a result of death or disability, to be employed by (or provide services to) the Company and all subsidiaries, all of the participant’s incentive awards will terminate as set forth below (unless modified by the Committee in its discretion as described below).

Upon termination due to death or disability, all outstanding options, whether vested or unvested, will become immediately exercisable in full and will remain exercisable for a period of 12 months (but in no event after the expiration date of the option). In addition, upon termination due to death or disability all unvested restricted stock and performance awards that have not vested as of such event will become immediately vested.

Upon termination for any reason other than death or disability (including retirement), all outstanding options will remain exercisable to the extent exercisable as of such termination for a period of 3 months thereafter (but in no event after the expiration date of any such option). In addition, upon termination for any reason other than death or disability (including retirement), all unvested restricted stock awards and performance awards will be terminated. However, if a participant’s termination is due to “cause” (as defined in the Plan) all rights of the participant under the Plan and any award agreements will immediately terminate without notice of any kind.

In connection with a participant’s termination, the Committee may cause the participant’s options to become or continue to become exercisable and restricted stock awards and performance awards to vest and/or continue to vest or become free of restrictions.

U.S. Income Tax Consequences

The following description of the federal income tax consequences under the laws of the United States is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an incentive award.

Incentive Stock Options.  There will not be any federal income tax consequences to either the participant or the company as a result of the grant of an incentive option under the Incentive Plan.

A participant’s exercise of an incentive option also will not result in any federal income tax consequences to the company or the participant, except that an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant’s alternative minimum taxable income for purposes of the alternative minimum tax. Special rules will apply if previously acquired shares of common stock are permitted to be tendered or attested to in payment of an option exercise price.

Information Analysis Incorporated	2021 Proxy Statement

If a participant disposes of the shares acquired upon exercise of the incentive option, the federal income tax consequences will depend upon how long the participant held the shares. If the participant held the shares for at least two years after the date of grant and at least one year after the date of exercise (the “holding period requirements”), then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. The company is not entitled to any compensation expense deduction under these circumstances.

If the participant does not satisfy both of the above holding period requirements (a “disqualifying disposition”), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the incentive option or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Non-Statutory Stock Options. Neither the participant nor the company incurs any federal income tax consequences as a result of the grant of a non-statutory option. Upon exercise of a non-statutory option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. Special rules will apply if previously acquired shares of common stock are permitted to be tendered in payment of an option exercise price.

At the time of a subsequent sale or disposition of any shares of common stock obtained upon exercise of a non-statutory option, any gain or loss will be a capital gain or loss. The capital gain or loss will be long-term or short-term capital gain or loss, depending on the holding period.

In general, the company will be entitled to a compensation expense deduction in connection with the exercise of a non-statutory option for any amounts includable in the taxable income of the participant as ordinary income, provided the company complies with any applicable withholding requirements.

Restricted Stock Awards.  With respect to shares issued pursuant to a restricted stock award that are subject to a substantial risk of forfeiture, a participant may file an election under Section 83(b) of the Internal Revenue Code (the “Code”) within 30 days after the shares are transferred to include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer (determined as if the shares were not subject to any risk of forfeiture). The company will receive a corresponding tax deduction, provided that proper withholding is made. If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the restricted stock award.

A participant who does not make a Section 83(b) election within 30 days of the transfer of a restricted stock award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares, less any amount paid for the shares. The company will receive a corresponding tax deduction, provided that proper withholding is made. At the time of a subsequent sale or disposition of any shares of common stock issued in connection with a restricted stock award as to which the restrictions have lapsed, any gain or loss will be treated as long- term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

Restricted Stock Units. At the time of settlement of a restricted stock unit award, when shares of common stock are transferred to the participant, the participant will recognize ordinary taxable income equal to the fair market value of the shares on the date of transfer. The Company will be entitled to a compensation expense deduction in the year of transfer of the shares in an amount equal to the amount recognized by the participant as taxable income.

Information Analysis Incorporated	2021 Proxy Statement

Performance Awards. The participant recognizes ordinary taxable income in the year in which a performance award is paid. The amount of taxable income is equal to the amount of cash paid to the participant or the fair market value of any shares of common stock transferred to the participant. Subject to the limitations of Section 162(m), the company will be entitled to a compensation expense deduction in the year of transfer of the shares in an amount equal to the amount recognized by the participant as taxable income.

Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award. In general, options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. RSUs are subject to Section 409A unless they are settled within two and one half months after the end of the later of (a) the end of the Company’s fiscal year in which vesting occurs or (b) the end of the calendar year in which vesting occurs. Restricted stock awards are not generally subject to Section 409A. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% U.S. federal tax in addition to the U.S. federal income tax at the participant’s usual marginal rate for ordinary income.

Registration with the SEC

If the Stock Incentive Plan is approved by the Company’s shareholders and becomes effective, the Company intends to file a registration statement on Form S-8 registering the shares of the Company’s Common Stock reserved for issuance under the Stock Incentive Plan.

Required Vote for Approval

The approval of the Stock Incentive Plan Proposal requires the affirmative vote of the holders of a majority of the shares of common stock who, being present and entitled to vote at the Meeting, vote at the Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the extraordinary general meeting, and otherwise will have no effect on the Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE 2021 STOCK INCENTIVE PLAN.

Information Analysis Incorporated	2021 Proxy Statement

PROPOSAL 4

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE COMPENSATION

The Company seeks a non-binding advisory vote from shareholders to approve the compensation of the Named Executive Officers, as described in detail under the Executive Compensation of this Proxy Statement.

The Company’s Board of Directors and management believe that the most effective executive compensation program is one that is designed to align the interests of executive officers with those of the shareholders and enhance the stability of the Company by rewarding performance above established goals. The Company’s compensation programs are designed to attract and retain high quality executive officers that are critical to long-term success.

This proposal gives you, as a shareholder of the Company, the opportunity to approve, on a non-binding advisory basis, the Company’s overall executive compensation of the Named Executive Officers as disclosed in this Proxy Statement. Accordingly, you may vote on the following resolution:

“RESOLVED, that the shareholders approve the compensation of Company's Named Executive Officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the compensation tables and related discussion).”

The Board of Directors and the Compensation Committee value the opinions of shareholders and will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends a vote “FOR” the approval, on an advisory basis, of the Company’s executive compensation for Named Executive Officers.

Information Analysis Incorporated	2021 Proxy Statement

PROPOSAL 5

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed CohnReznick LLP, independent registered public accountants, to audit our financial statements for the fiscal year ending December 31, 2021. The Board proposes that the shareholders ratify this appointment. CohnReznick LLP, audited our financial statements for the fiscal year ended December 31, 2019. We expect that representatives of CohnReznick LLP, will not be present at the meeting, will therefore be unable to make a statement, and will not be available to respond to appropriate questions.

The following table presents fees for professional audit services rendered by CohnReznick LLP for the audits of the Company's annual financial statements for the years ended December 31, 2020 and 2019, respectively, and fees billed for other services rendered by our principal accountants during those periods.

Fee Category	2020 Fees	2019 Fees
Audit Fees CohnReznick LLP	$95,145	$92,284
Audit-Related Fees Direct expenses related to audit	--	--
Tax Fees	4,632	4,632
All Other Fees	--	--
Total Fees and Services	$99,777	$96,916

The Audit Committee directly engages the Independent Registered Public Accountants as it relates to the audit of the Company’s fiscal year and the reviews of its fiscal quarters and the associated fees. In accordance with its written charter, our Audit Committee pre-approves all audit and permissible non-audit services, including the scope of contemplated services and the related fees, that are to be performed by CohnReznick LLP, our independent registered public accounting firm, subject to the de minimis exceptions described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee's pre-approval of non-audit services involves consideration of the impact of providing such services on CohnReznick LLP's independence. All 2020 and 2019 non-audit services were pre-approved by the Audit Committee.

Although shareholder approval of the Board of Directors' selection of CohnReznick LLP is not required by law, the Board of Directors believes that it is advisable to give shareholders an opportunity to ratify this selection.

In the event the shareholders do not ratify the appointment of CohnReznick LLP, as our independent registered public accountants, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting is required to ratify the appointment of the independent registered public accountants.

The Board of Directors recommends a vote “FOR” the ratification of CohnReznick LLP as the independentregistered public accountants, and proxies solicited by the Board will be voted in favor of such ratification unless a shareholder indicates otherwise on the proxy.

Information Analysis Incorporated	2021 Proxy Statement

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our Web site at www.infoa.com under the Investor Relations section of the Company Profile and will be made available to shareholders without charge, upon request, in writing to the Corporate Secretary at Information Analysis Incorporated, 12015 Lee Jackson Memorial Highway, Suite 210, Fairfax, Virginia 22033. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

If Proposal 2 is APPROVED:  Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2022 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing not later than [120 days] nor [more than] [150 days prior to the first anniversary of the date that the Corporation's definitive proxy statement was first sent to stockholders] in connection with the preceding year's annual meeting of stockholders/of the preceding year's annual meeting provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the preceding year's annual meeting, or if no annual meeting was held in the preceding year, the Proxy Access Notice must be so delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of: (i) the 120th day prior to such annual meeting; or (ii) the 10th day following the day on which Public Disclosure of the date of such annual meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of the Proxy Access Notice.  Such proposal must be submitted on or before the close of business to our corporate offices to the attention of Matthew T. Sands, Secretary, Information Analysis Incorporated, 12015 Lee Jackson Memorial Highway, Suite 210, Fairfax, Virginia 22033.

Stockholders wishing to nominate a director or submit proposals to be presented directly at the 2022 Annual Meeting instead of by inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder nominations and proposals. Stockholder nominations for director and other proposals that are not to be included in such materials must be received by our Secretary in writing at our corporate offices at 12015 Lee Jackson Memorial Highway, Suite 210, Fairfax, Virginia 22033:  (x) not later than the close of business on [the 90th day], nor earlier than the close of business on [the 120th day], in advance of the anniversary of the previous year's annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year's annual meeting or not later than 60 days after the anniversary of the previous year's annual meeting; and (y) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth day following the first date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period).  Any such stockholder proposals or nominations for director must also satisfy the requirements set forth in our Bylaws. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations.

If Proposal 2 is NOT Approved:  To be considered for inclusion in the proxy statement relating to our Annual Meeting of Shareholders to be held in 2022, shareholder proposals must be received no later than [June 28], 2022, which is 120 days prior to the anniversary date of the mailing of this proxy statement. If we do not receive notice of any matter to be considered for presentation at the Annual Meeting, although not included in the proxy statement, by [ ], 2022, management proxies may confer discretionary authority to vote on the matters presented at the Annual Meeting by a shareholder in accordance with Rule 14a-4 under the Securities Exchange Act. All shareholder proposals should be marked for the attention of Matthew T. Sands, Secretary, Information Analysis Incorporated, 12015 Lee Jackson Memorial Highway, Suite 210, Fairfax, Virginia 22033.

Fairfax, Virginia

[ ], 2021

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available on the Internet at www.infoa.com and is available in paper form to beneficial owners of our common stock without charge upon written request to Matthew T. Sands, Secretary, Information Analysis Incorporated, 12015 Lee Jackson Memorial Highway, Suite 2010, Fairfax, Virginia 22033.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by G. James Benoit, Jr., Chief Executive Officer, and attested to by Matthew T. Sands, Secretary, this [ ]th day of [ ], 2021.

INFORMATION ANALYSIS INCORPORATED

By:	/s/ G. James Benoit, Jr.
G. James Benoit, Jr.
Chief Executive Officer

ATTEST:

/s/ Matthew T. Sands

Matthew T. Sands

Secretary

APPENDIX 1

PLAN OF DOMESTICATION

FOR DOMESTICATING

INFORMATION ANALYSIS INCORPORATED

a Virginia corporation

TO

WAVEDANCER, INC.

a Delaware corporation

This PLAN OF DOMESTICATION (together with all of the exhibits attached hereto, the “Plan”), dated _________ __, 2021, is hereby adopted by Information Analysis Incorporated, a Virginia corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the domestication of the Company from a Virginia corporation to a Delaware corporation pursuant to Article 12.1 of the Virginia Stock Corporation Act, as amended (the “SCA”), and Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”).

RECITALS

WHEREAS, the Company is a corporation organized and existing under the laws of the Commonwealth of Virginia;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it would be in the best interests of the Company and its shareholders for the Company to domesticate from a Virginia corporation to a Delaware corporation pursuant to Article 12.1 of the SCA and Section 265 of the DGCL; and

WHEREAS, the form, terms and provisions of the Plan have been authorized, approved and adopted pursuant to a joint written consent of the Board and the holders of more than 50% of the issued and outstanding common stock of the Company.

NOW, THEREFORE, BE IT RESOLVED, that the Company hereby adopts the Plan as follows:

1.    Domestication.

(a)    Upon the Effective Date (as hereinafter defined), the Company shall be domesticated from a Virginia corporation to a Delaware corporation pursuant to Article 12.1 of the SCA and Section 265 of the DGCL (the “Domestication”), and the Company, as domesticated to a Delaware corporation (the “Resulting Company”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Resulting Company shall be deemed to have commenced on the date the Company commenced its existence in the Commonwealth of Virginia.

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(b)    As promptly as practicable following the adoption of the Plan, the Company shall cause the Domestication to be effective by:

(i)    filing Articles of Incorporation Surrender pursuant to Section 13.1-722.5 of the SCA, substantially in the form attached hereto as Exhibit A (the “Articles of Incorporation Surrender”), with the Clerk of the State Corporation Commission of the Commonwealth of Virginia;

(ii)    filing a Certificate of Conversion, substantially in the form attached hereto as Exhibit B, pursuant to Sections 103 and 265 of the DGCL (the “Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

(iii)    filing a Certificate of Incorporation of the Resulting Company, substantially in the form attached hereto as Exhibit C (the “Certificate of Incorporation”), with the Secretary of State of the State of Delaware.

(c)    Upon the Effective Date, the bylaws, substantially in the form attached hereto as Exhibit D (the “Delaware Bylaws”), will be the bylaws of the Resulting Company, and the Board of Directors of the Resulting Company shall adopt the Delaware Bylaws as promptly as practicable following the Effective Date.

2.    Effect of Domestication.

(a)    Upon the Effective Date, the name of the Resulting Company will be “WaveDancer, Inc.”

(b)    Upon the Effective Date, by virtue of the Domestication and without any further action on the part of the Company or its shareholders, the Resulting Company shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Company existing immediately prior to the Effective Date. Upon the Effective Date, by virtue of the Domestication and without any further action on the part of the Company or its shareholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Company existing immediately prior to the Effective Date, and all property, real, personal and mixed, and all debts due to the Company existing immediately prior to the Effective Date, as well as all other things and causes of action belonging to the Company existing immediately prior to the Effective Date, shall remain vested in the Resulting Company and shall be the property of the Resulting Company and the title to any real property vested by deed or otherwise in the Company existing immediately prior to the Effective Date shall not revert or be in any way impaired by reason of the Domestication; but all rights of creditors and all liens upon any property of the Company existing immediately prior to the Effective Date shall be preserved unimpaired, and all debts, liabilities and duties of the Company existing immediately prior to the Effective Date shall remain attached to the Resulting Company upon the Effective Date, and may be enforced against the Resulting Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Resulting Company in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Company existing immediately prior to the Effective Date, as well as the debts, liabilities and duties of the Company existing immediately prior to the Effective Date, shall not be deemed, as a consequence of the Domestication, to have been transferred to the Resulting Company upon the Effective Date for any purpose of the laws of the State of Delaware.

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(c)    The Domestication shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Domestication or the personal liability of any person incurred prior to the Domestication.

3.    Taxes. The Company intends for the Domestication to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, neither the Company nor any of its shareholders should recognize gain or loss for federal income tax purposes as a result of the Domestication.

4.    Effective Date. The Domestication shall become effective upon the filing of the Articles of Incorporation Surrender, the Certificate of Conversion and the Certificate of Incorporation (the time of the effectiveness of the Domestication, the “Effective Date”).

5.    Effect of Domestication on the Company’s Securities. Upon the Effective Date, by virtue of the Domestication and without any further action on the part of the Company or its shareholders each share of common stock of the Company (the “Common Stock”), that is issued and outstanding immediately prior to the Effective Date shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.01 par value per share, of the Resulting Company and all of the outstanding certificates representing shares of the Common Stock immediately prior to the Effective Date shall be deemed for all purposes to continue to evidence ownership of the Resulting Company Common Stock.

6.    Effect of Domestication on Directors and Officers. Upon the Effective Date, by virtue of the Domestication and without any further action on the part of the Company or its shareholders, the members of the Board and the officers of the Company holding their respective offices in the Company existing immediately prior to the Effective Date shall continue in their respective offices as members of the Board and officers of the Resulting Company.

7.    Further Assurances. If, at any time after the Effective Date, the Resulting Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of the Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Resulting Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company existing immediately prior to the Effective Date, or (b) to otherwise carry out the purposes of the Plan, the Resulting Company and its officers and directors are hereby authorized to solicit in the name of the Resulting Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Resulting Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Resulting Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company existing immediately prior to the Effective Date and otherwise to carry out the purposes of the Plan.

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8.    Termination; Amendment. At any time prior to the Effective Date, the Plan may be terminated or amended by action of the Board if, in the opinion of the Board, such action would be in the best interests of the Company and its shareholders.

9.    Third Party Beneficiaries. The Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

10.    Severability. Whenever possible, each provision of the Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

[Signature page follows]

4

IN WITNESS WHEREOF, the Company has caused the Plan to be duly executed as of the date first above written.

WaveDancer, Inc.

By:
Name: G. James Benoit, Jr.
Title: Chief Executive Officer

5

EXHIBIT A

ARTICLES OF INCORPORATION SURRENDER

OF

INFORMATION ANALYSIS INCORPORATED

The undersigned, on behalf of Information Analysis Incorporated, a Virginia corporation (the “Domesticating Corporation”), pursuant to Title 13.1, Chapter 9, Article 12.1 of the Code of Virginia, states as follows:

1.    The name of the Domesticating Corporation is Information Analysis Incorporated.

2.    The Domesticating Corporation’s new jurisdiction of incorporation is the State of Delaware.

3.    The Domesticating Corporation has adopted a plan of domestication (the “Plan of Domestication”) pursuant to Section 13.1-722.2 of the Code of Virginia.

4.    These Articles of Incorporation Surrender are being filed in connection with the domestication of the Domesticating Corporation as a foreign corporation to be incorporated under the laws of the State of Delaware and the Domesticating Corporation is surrendering its existing Articles of Incorporation under the laws of the Commonwealth of Virginia.

5.    The Plan of Domestication was adopted by the holders of a majority of the issued and outstanding shares of the Domesticating Corporation.

6.    The Domesticating Corporation hereby revokes the authority of its registered agent to accept service on its behalf and appoints the Clerk of the State Corporation Commission (the “Clerk”) as its agent for service of process in any proceeding based on a cause of action arising during the time it was incorporated in the Commonwealth of Virginia.

7.    The mailing address to which the Clerk may mail a copy of any process served on the Clerk as the Domesticating Corporation’s agent is 12015 Lee Jackson Memorial Highway, Suite 210, Fairfax, Virginia 22033.

8.    The Domesticating Corporation hereby commits to notify the Clerk in the future of any change in the mailing address of the Domesticating Corporation.

[Signature page follows]

1

IN WITNESS WHEREOF, the undersigned has caused these Articles of Incorporation Surrender to be signed this ___ day of ___________ 2021.

[ ]

By:
Name: G. James Benoit
Title: Chief Executive Officer

2

EXHIBIT B

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION

TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 OF THE

DELAWARE GENERAL CORPORATION LAW

1.) The jurisdiction where the Non-Delaware Corporation first formed is Virginia.

2.) The jurisdiction immediately prior to filing this Certificate is Virginia.

3.) The date the Non-Delaware Corporation first formed is December 4, 1979.

4.) The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Information Analysis Incorporated.

5.) The name of the Corporation as set forth in the Certificate of Incorporation is WaveDancer, Inc.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the ___________day of _________________, A.D. 2021.

By: __________________________

Name: ________________________

Print or Type

Title:_____________________________

Print or Type

1

APPENDIX 2

CERTIFICATE OF INCORPORATION

OF

WAVEDANCER, INC.

ARTICLE I
    NAME OF THE CORPORATION

The name of the corporation is WaveDancer, Inc. (the "Corporation").

ARTICLE II

REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

ARTICLE III
BUSINESS PURPOSE

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

ARTICLE IV
CAPITAL STOCK

Section 4.01    Authorized Classes of Stock. The total number of shares of stock of all classes of capital stock that the Corporation is authorized to issue is 101,000,000 shares, of which 100,000,000 shares shall be shares of common stock having a par value of $0.001 per share ("Common Stock") and 1,000,000 shares shall be shares of preferred stock having a par value of $0.01 per share ("Preferred Stock").

Section 4.02    Common Stock. Except as otherwise required by law, as provided in this Certificate of Incorporation, and as otherwise provided in the resolution or resolutions, if any, adopted by the board of directors of the Corporation (the "Board of Directors") with respect to any series of the Preferred Stock, the holders of the Common Stock shall exclusively possess all voting power. Each holder of shares of Common Stock shall be entitled to one vote for each share held by him. Subject to the rights of holders of any series of outstanding Preferred Stock, holders of shares of Common Stock shall have equal rights of participation in the dividends and other distributions in cash, stock, or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall have equal rights to receive the assets and funds of the Corporation available for distribution to stockholders in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary.

1

Section 4.03    Preferred Stock. The Board of Directors is hereby authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(a)    the designation of the series;

(b)    the number of shares of the series;

(c)    the dividend rate or rates on the shares of that series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(d)    whether the series will have voting rights, generally or upon specified events, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(e)    whether the series will have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(f)    whether or not the shares of that series shall be redeemable, in whole or in part, at the option of the Corporation or the holder thereof, and if made subject to such redemption, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemptions, which amount may vary under different conditions and at different redemption rates;

(g)    the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(h)    the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(i)    the restrictions, if any, on the issue or reissue of any additional Preferred Stock; and

(j)    any other relative rights, preferences, and limitations of that series.

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ARTICLE V

BOARD OF DIRECTORS

Section 5.01    General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 5.02    Class; and Term of Directors.

(a)    Classes of Directors. The board of directors shall be and is divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. No decrease in the number of directors shall shorten the term of any incumbent director.

(b)    Terms of Office. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class I shall serve for an initial term expiring at the corporation's first annual meeting of stockholders following the effectiveness of this provision; each director initially appointed to Class II shall serve for an initial term expiring at the corporation's second annual meeting of stockholders following the effectiveness of this provision; and each director initially appointed to Class III shall serve for an initial term expiring at the corporation's third annual meeting of stockholders following the effectiveness of this provision; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director's earlier death, resignation or removal.

ARTICLE VI
LIMITATION OF LIABILITY; INDEMNIFICATION

Section 6.01    Limitation of Liability. To the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of, or repeal of this Section 6.01 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

Section 6.02    Indemnification. The corporation shall indemnify to the fullest extent permitted by law as it presently exists or may hereafter be amended any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that he, his testator, or intestate is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a directoror officer at the request of the Corporation or any predecessor to the Corporation. Any amendment, repeal, or modification of this Section 6.02 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

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ARTICLE VII
BY-LAWS

Section 7.01    Board of Directors. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized and empowered to adopt, amend, alter, or repeal the By-Laws without any action on the part of the stockholders.

Section 7.02    Stockholders. The stockholders shall also have the power to adopt, amend, alter, or repeal the By-Laws; provided that, in addition to any affirmative vote of the holders of any particular class or series of capital stock of the Corporation required by applicable law or this Certificate of Incorporation, such adoption, amendment, alteration, or repeal shall be approved by the affirmative vote of the holders of more than fifty (50)% of the voting power of the shares of the then outstanding voting stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE VIII

AMENDMENTS

The Corporation reserves the right to amend, alter, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation; provided however, that notwithstanding any other provision of this Certificate of Incorporation or applicable law that might permit a lesser vote or no vote and in addition to any affirmative vote of the holders of any particular class or series of capital stock of the Corporation required by applicable law or this Certificate of Incorporation, the affirmative vote of the holders of more than fifty (50) % of the voting power of the shares of the then outstanding voting stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, repeal, or adopt any provisions inconsistent with this Article VIII..

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APPENDIX 3

Bylaws of WaveDancer, Inc.

ARTICLE I

OFFICES

Section 1.01    Registered Office. The registered office of WaveDancer, Inc. (the "Corporation") will be fixed in the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation").

Section 1.02    Other Offices. The Corporation may have other offices, both within and without the State of Delaware, as the board of directors of the Corporation (the "Board of Directors") from time to time shall determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF THE STOCKHOLDERS

Section 2.01    Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, or by means of remote communication, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.

Section 2.02    Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting in accordance with these by-laws shall be held at such date, time, and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

Section 2.03    Special Meetings.

(a)    Purpose. Special meetings of stockholders for any purpose or purposes shall be called only:

(i)    by the Board of Directors or the Chair of the Board (as defined in Section 3.17); or

(ii)    by the Secretary (as defined in Section 4.01), following receipt of one or more written demands to call a special meeting of the stockholders in accordance with, and subject to, this Section 2.03 from stockholders of record who own, in the aggregate, at least 25% of the voting power of the outstanding shares of the Corporation then entitled to vote on the matter or matters to be brought before the proposed special meeting.

(b)    Notice. A request to the Secretary shall be delivered to him or her at the Corporation's principal executive offices and signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall set forth:

(i)    a brief description of each matter of business desired to be brought before the special meeting;

(ii)    the reasons for conducting such business at the special meeting;

(iii)    the text of any proposal or business to be considered at the special meeting (including the text of any resolutions proposed to be considered and in the event that such business includes a proposal to amend these by-laws, the language of the proposed amendment); and

(iv)    the information required in Section 2.12(b) of these by-laws (for stockholder nomination demands) or Section 2.12(c) of these by-laws (for all other stockholder proposal demands), as applicable.

(c)    Business. Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting matters to the stockholders at any special meeting requested by stockholders.

(d)    Time and Date. A special meeting requested by stockholders shall be held at such date and time as may be fixed by the Board of Directors; provided, however, that the date of any such special meeting shall be not more than 90 days after the request to call the special meeting is received by the Secretary. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if:

(i)    the Board of Directors has called or calls for an annual or special meeting of the stockholders to be held within 90 days after the Secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such meeting includes (among any other matters properly brought before the meeting) the business specified in the request;

(ii)    the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law;

(iii)    an identical or substantially similar item (a "Similar Item") was presented at any meeting of stockholders held within 90 days prior to the receipt by the Secretary of the request for the special meeting (and, for purposes of this Section 2.03(d)(iii), the election of directors shall be deemed a Similar Item with respect to all items of business involving the election or removal of directors); or

(iv)    the special meeting request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the "Exchange Act").

(e)    Revocation. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary at the Corporation's principal executive offices, and if, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting.

Section 2.04    Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

Section 2.05    Notice of Meetings. Notice of the place (if any), date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than ten days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Notices of meetings to stockholders may be given by mailing the same, addressed to the stockholder entitled thereto, at such stockholder’s mailing address as it appears on the records of the corporation and such notice shall be deemed to be given when deposited in the U.S. mail, postage prepaid. Without limiting the manner by which notices of meetings otherwise may be given effectively to stockholders, any such notice may be given by electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

Section 2.06    List of Stockholders. The Corporation shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of capital stock of the Corporation registered in the name of each stockholder at least ten days before any meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days before the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list was provided with the notice of the meeting; or (b) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 2.07    Quorum. Unless otherwise required by law, the Certificate of Incorporation or these by-laws, at each meeting of the stockholders, a majority in voting power of the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chair of the meeting or the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

Section 2.08    Organization. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the Chair of the Board, or in his or her absence or inability to act, the Chief Executive Officer, if other than the Chair, (as defined in Section 4.01), or, in his or her absence or inability to act, the officer or director whom the Board of Directors shall appoint, shall act as chair of, and preside at, the meeting. The Secretary or, in his or her absence or inability to act, the person whom the chair of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chair of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following:

(a)    the establishment of an agenda or order of business for the meeting;

(b)    the determination of when the polls shall open and close for any given matter to be voted on at the meeting;

(c)    rules and procedures for maintaining order at the meeting and the safety of those present;

(d)    limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies, or such other persons as the chair of the meeting shall determine;

(e)    restrictions on entry to the meeting after the time fixed for the commencement thereof; and

(f)    limitations on the time allotted to questions or comments by participants.

Section 2.09    Voting; Proxies.

(a)    General. Unless otherwise required by law or provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote, in person or by proxy, for each share of capital stock held by such stockholder.

(b)    Election of Directors. Unless otherwise required by the Certificate of Incorporation, the election of directors shall be by written ballot. If authorized by the Board of Directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder. Unless otherwise required by law, the Certificate of Incorporation, or these by-laws, the election of directors shall be decided by a majority of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election; provided, however, that, if the Secretary determines that the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders held to elect directors and entitled to vote on such election of directors. For purposes of this Section 2.09(b), a majority of the votes cast means that the number of shares voted "for" a nominee must exceed the votes cast "against" such nominee’s election. If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee shall not be elected.

(c)    Other Matters. Unless otherwise required by law, the Certificate of Incorporation, or these by-laws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.

(d)    Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Such authorization may be a document executed by the stockholder or his or her authorized officer, director, employee, or agent. To the extent permitted by law, a stockholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization, or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that the electronic transmission either sets forth or is submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. A copy, facsimile transmission, or other reliable reproduction (including any electronic transmission) of the proxy authorized by this Section 2.09(d) may be substituted for or used in lieu of the original document for any and all purposes for which the original document could be used, provided that such copy, facsimile transmission, or other reproduction shall be a complete reproduction of the entire original document. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date.

Section 2.10    Inspectors at Meetings of Stockholders. In advance of any meeting of the stockholders, the Board of Directors shall, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors may appoint or retain other persons or entities to assist the inspector or inspectors in the performance of their duties. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspector or inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election. When executing the duties of inspector, the inspector or inspectors shall:

(a)    ascertain the number of shares outstanding and the voting power of each;

(b)    determine the shares represented at the meeting and the validity of proxies and ballots;

(c)    count all votes and ballots;

(d)    determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(e)    certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.

Section 2.11    Fixing the Record Date.

(a)    In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to notice of or to vote at the adjourned meeting.

(b)    In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 2.12    Advance Notice of Stockholder Nominations and Proposals.

(a)    Annual Meetings. At a meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. Except for nominations that are included in the Corporation's annual meeting proxy statement pursuant to Section 2.13, to be properly brought before an annual meeting, nominations or such other business must be:

(i)    specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any committee thereof;

(ii)    otherwise properly brought before the meeting by or at the direction of the Board of Directors or any committee thereof; or

(iii)    otherwise properly brought before an annual meeting by a stockholder who is a stockholder of record of the Corporation at the time such notice of meeting is delivered, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 2.12.

In addition, any proposal of business (other than the nomination of persons for election to the Board of Directors) must be a proper matter for stockholder action. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder pursuant to Section 2.12(a)(iii), the stockholder or stockholders of record intending to propose the business (the "Proposing Stockholder") must have given timely notice thereof pursuant to this Section 2.12(a), in writing to the Secretary even if such matter is already the subject of any notice to the stockholders or Public Disclosure from the Board of Directors. To be timely, a Proposing Stockholder's notice for an annual meeting must be delivered to the Secretary at the principal executive offices of the Corporation: (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year's annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year's annual meeting or not later than 60 days after the anniversary of the previous year's annual meeting; and (y) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth day following the first date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period). For the purposes of this Section 2.12 and Section 2.13, "Public Disclosure" shall mean a disclosure made in a press release reported by the Dow Jones News Services, The Associated Press, or a comparable national news service or in a document filed by the Corporation with the Securities and Exchange Commission ("SEC") pursuant to Section 13, 14, or 15(d) of the Exchange Act.

(b)    Stockholder Nominations. For the nomination of any person or persons for election to the Board of Directors pursuant to Section 2.12(a)(iii) or Section 2.12(d), a Proposing Stockholder's notice to the Secretary shall set forth or include:

(i)    the name, age, business address, and residence address of each nominee proposed in such notice;

(ii)    the principal occupation or employment of each such nominee;

(iii)    the class and number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any);

(iv)    such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act;

(v)    a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the Secretary upon written request) and a written statement and agreement executed by each such nominee acknowledging that such person:

(A)    consents to being named in the Company's proxy statement as a nominee and to serving as a director if elected,

(B)    intends to serve as a director for the full term for which such person is standing for election, and

(vi)    as to the Proposing Stockholder:

(A)     the name and address of the Proposing Stockholder as they appear on the Corporation's books and of the beneficial owner, if any, on whose behalf the nomination is being made,

(B)    the class and number of shares of the Corporation which are owned by the Proposing Stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Stockholder's notice, and a representation that the Proposing Stockholder will notify the Corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting within five business days after the record date for such meeting,

(C)    a description of any agreement, arrangement, or understanding with respect to such nomination between or among the Proposing Stockholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,

(D)    a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder's notice by, or on behalf of, the Proposing Stockholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of stock of the Corporation, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,

(E)    a representation that the Proposing Stockholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and

(F)    a representation whether the Proposing Stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination.

The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee. Any such update or supplement shall be delivered to the Secretary at the Corporation's principal executive offices no later than five business days after the request by the Corporation for subsequent information has been delivered to the Proposing Stockholder.

(c)    Other Stockholder Proposals. For all business other than director nominations, a Proposing Stockholder's notice to the Secretary shall set forth as to each matter the Proposing Stockholder proposes to bring before the annual meeting:

(i)    a brief description of the business desired to be brought before the annual meeting;

(ii)    the reasons for conducting such business at the annual meeting;

(iii)    the text of any proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these by-laws, the language of the proposed amendment);

(iv)    any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the business is being proposed;

(v)    any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

(vi)    a description of all agreements, arrangements, or understandings between or among such stockholder, the beneficial owner, if any, on whose behalf the proposal is being made, any of their affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such stockholder, beneficial owner, or any of their affiliates or associates, in such business, including any anticipated benefit therefrom to such stockholder, beneficial owner, or their affiliates or associates; and

(vii)    the information required by Section 2.12(b)(vi) above.

(d)    Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders called by the Board of Directors at which directors are to be elected pursuant to the Corporation's notice of meeting:

(i)    by or at the direction of the Board of Directors or any committee thereof; or

(ii)    provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.12(d) is delivered to the Secretary, who is entitled to vote at the meeting, and upon such election and who complies with the notice procedures set forth in this Section 2.12.

In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if such stockholder delivers a stockholder's notice that complies with the requirements of Section 2.12(b) to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of: (x) the 90th day prior to such special meeting; or (y) the tenth (10th) day following the date of the first Public Disclosure of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the Public Disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any notice time period).

(e)    Effect of Noncompliance. Only such persons who are nominated in accordance with the procedures set forth in this Section 2.12 or Section 2.13 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting as shall be brought before the meeting in accordance with the procedures set forth in this Section 2.12 or Section 2.13, as applicable. If any proposed nomination was not made or proposed in compliance with this Section 2.12 or Section 2.13, as applicable, or other business was not made or proposed in compliance with this Section 2.12, then except as otherwise required by law, the chair of the meeting shall have the power and duty to declare that such nomination shall be disregarded or that such proposed other business shall not be transacted. Notwithstanding anything in these by-laws to the contrary, unless otherwise required by law, if a Proposing Stockholder intending to propose business or make nominations at an annual meeting or propose a nomination at a special meeting pursuant to this Section 2.12 does not provide the information required under this Section 2.12 to the Corporation, including the updated information required by Section 2.12(b)(vi)(B), Section 2.12(b)(vi)(C), and Section 2.12(b)(vi)(D) within five business days after the record date for such meeting or the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Corporation.

(f)    Rule 14a-8. This Section 2.12 and Section 2.13 shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of the stockholder's intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

Section 2.13    Proxy Access.

(a)    Inclusion of Proxy Access Stockholder Nominee in Proxy Statement. Subject to the provisions of this Section 2.13, the Corporation shall include in its proxy statement (including its form of proxy and ballot) for an annual meeting of stockholders the name of any stockholder nominee for election to the Board of Directors submitted pursuant to this Section 2.13 (each a "Proxy Access Stockholder Nominee") provided:

(i)    timely written notice of such Proxy Access Stockholder Nominee satisfying this Section 2.13 ("Proxy Access Notice") is delivered to the Corporation by or on behalf of a stockholder or stockholders that, at the time the Proxy Access Notice is delivered, satisfy the ownership and other requirements of this Section 2.13 (such stockholder or stockholders, and any person on whose behalf they are acting, the "Eligible Stockholder");

(ii)    the Eligible Stockholder expressly elects in writing at the time of providing the Proxy Access Notice to have its Proxy Access Stockholder Nominee included in the Corporation's proxy statement pursuant to this Section 2.13; and

(iii)    the Eligible Stockholder and the Proxy Access Stockholder Nominee otherwise satisfy the requirements of this Section 2.13.

(b)    Timely Notice. To be timely, the Proxy Access Notice must be delivered to the Secretary at the principal executive offices of the Corporation, not later than 120 days nor more than 150 days prior to the first anniversary of the date that the Corporation's definitive proxy statement was first sent to stockholders in connection with the preceding year's annual meeting of stockholders/of the preceding year's annual meeting provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the preceding year's annual meeting, or if no annual meeting was held in the preceding year, the Proxy Access Notice must be so delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of: (i) the 120th day prior to such annual meeting; or (ii) the 10th day following the day on which Public Disclosure of the date of such annual meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of the Proxy Access Notice.

(c)    Information to be Included in Proxy Statement. In addition to including the name of the Proxy Access Stockholder Nominee in the Corporation's proxy statement for the annual meeting, the Corporation shall also include (collectively, the "Required Information"):

(i)    the information concerning the Proxy Access Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the Corporation's proxy statement pursuant to the Exchange Act, and the rules and regulations promulgated thereunder; and

(ii)    if the Eligible Stockholder so elects, a written statement of the Eligible Stockholder (or in the case of a group, a written statement of the group), not to exceed 500 words, in support of its Proxy Access Stockholder Nominee, which must be provided at the same time as the Proxy Access Notice for inclusion in the Corporation's proxy statement for the annual meeting (a "Statement").

Notwithstanding anything to the contrary contained in this Section 2.13, the Corporation may omit from its proxy materials any information or Statement that it, in good faith, believes is untrue in any material respect (or omits a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading) or would violate any applicable law, rule, regulation, or listing standard. Additionally, nothing in this Section 2.13 shall limit the Corporation's ability to solicit against and include in its proxy statement its own statements relating to any Proxy Access Stockholder Nominee.

(d)    Proxy Access Stockholder Nominee Limits. The number of Proxy Access Stockholder Nominees (including Proxy Access Stockholder Nominees that were submitted by an Eligible Stockholder for inclusion in the Corporation's proxy statement pursuant to this Section 2.13 but either are subsequently withdrawn or that the Board of Directors decides to nominate (a "Board Nominee")) appearing in the Corporation's proxy statement with respect to a meeting of stockholders shall not exceed the greater of: (x) two; or (y) 20% of the number of directors in office as of the last day on which notice of a nomination may be delivered pursuant to this Section 2.13 (the "Final Proxy Access Nomination Date") or, if such amount is not a whole number, the closest whole number below 20% (the "Permitted Number"); provided, however, that:

(i)    in the event that one or more vacancies for any reason occurs on the Board of Directors at any time after the Final Proxy Access Nomination Date and before the date of the applicable annual meeting of stockholders and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the number of directors in office as so reduced; and

(ii)    any Proxy Access Stockholder Nominee who is included in the Corporation's proxy statement for a particular meeting of stockholders but either: (A) withdraws from or becomes ineligible or unavailable for election at the meeting or (B) does not receive a number of votes cast in favor of his or her election at least equal to 25% of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the Proxy Access Stockholder Nominee's election, shall be ineligible to be included in the Corporation's proxy statement as a Proxy Access Stockholder Nominee pursuant to this Section 2.13 for the next two annual meetings of stockholders following the meeting for which the Proxy Access Stockholder Nominee has been nominated for election; and

(iii)    any director in office as of the nomination deadline who was included in the Corporation's proxy statement as a Proxy Access Stockholder Nominee for any of the two preceding annual meetings and whom the Board of Directors decides to nominate for election to the Board of Directors also will be counted against the Permitted Number.

In the event that the number of Proxy Access Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 2.13 exceeds the Permitted Number, each Eligible Stockholder shall select one Proxy Access Stockholder Nominee for inclusion in the Corporation's proxy statement until the Permitted Number is reached, going in order of the amount (from greatest to least) of voting power of the Corporation's capital stock entitled to vote on the election of directors as disclosed in the Proxy Access Notice. If the Permitted Number is not reached after each Eligible Stockholder has selected one Proxy Access Stockholder Nominee, this selection process shall continue as many times as necessary, following the same order each time, until the Permitted Number is reached.

(e)    Eligibility of Nominating Stockholder; Stockholder Groups. An Eligible Stockholder must have owned (as defined below) continuously for at least three years a number of shares that represents 3% or more of the outstanding shares of the Corporation entitled to vote in the election of directors (the "Required Shares") as of both the date the Proxy Access Notice is delivered to or received by the Corporation in accordance with this Section 2.13 and the record date for determining stockholders entitled to vote at the meeting and must intend to continue to own the Required Shares for at least one year following the date of the annual meeting. For purposes of satisfying the ownership requirement under this Section 2.13, the voting power represented by the shares of the Corporation's capital stock owned by one or more stockholders, or by the person or persons who own shares of the Corporation's capital stock and on whose behalf any stockholder is acting, may be aggregated, provided that:

(i)    the number of stockholders and other persons whose ownership of shares is aggregated for such purpose shall not exceed 20; and

(ii)    each stockholder or other person whose shares are aggregated shall have held such shares continuously for at least three years.

Whenever an Eligible Stockholder consists of a group of stockholders and/or other persons, any and all requirements and obligations for an Eligible Stockholder set forth in this Section 2.13 must be satisfied by and as to each such stockholder or other person, except that shares may be aggregated to meet the Required Shares as provided in this Section 2.13(e). With respect to any one particular annual meeting, no stockholder or other person may be a member of more than one group of persons constituting an Eligible Stockholder under this Section 2.13.

(f)    Funds. A group of two or more funds shall be treated as one stockholder or person for this Section 2.13 provided that the other terms and conditions in this Section 2.13 are met (including Section 2.13(h)(v)(A)) and the funds are:

(i)    under common management and investment control;

(ii)    under common management and funded primarily by the same employer (or by a group of related employers that are under common control); or

(iii)    a "group of investment companies," as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended.

(g)    Ownership. For purposes of this Section 2.13, an Eligible Stockholder shall be deemed to "own" only those outstanding shares of the Corporation's capital stock as to which the person possesses both:

(i)    the full voting and investment rights pertaining to the shares; and

(ii)    the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares:

(A)    sold by such person or any of its affiliates in any transaction that has not been settled or closed,

(B)    borrowed by such person or any of its affiliates for any purposes or purchased by such person or any of its affiliates pursuant to an agreement to resell, or

(C)    subject to any option, warrant, forward contract, swap, contract of sale, other derivative, or similar agreement entered into by such person or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of the Corporation's capital stock, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (1) reducing in any manner, to any extent or at any time in the future, such person's or affiliates' full right to vote or direct the voting of any such shares; and/or (2) hedging, offsetting, or altering to any degree gain or loss arising from the full economic ownership of such shares by such person or affiliate.

An Eligible Stockholder "owns" shares held in the name of a nominee or other intermediary so long as the Eligible Stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. An Eligible Stockholder's ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person. The terms "owned," "owning," and other variations of the word "own" shall have correlative meanings. For purposes of this Section 2.13, the term "affiliate" shall have the meaning ascribed thereto in the regulations promulgated under the Exchange Act.

(h)    Nomination Notice and Other Eligible Stockholder Deliverables. An Eligible Stockholder must provide with its Proxy Access Notice the following information in writing to the Secretary:

(i)    one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year holding period) verifying that, as of a date within seven calendar days prior to the date the Proxy Access Notice is delivered to or received by the Corporation, the Eligible Stockholder owns, and has owned continuously for the preceding three years, the Required Shares, and the Eligible Stockholder's agreement to provide:

(A)    within five business days after the record date for the meeting, written statements from the record holder and intermediaries verifying the Eligible Stockholder's continuous ownership of the Required Shares through the record date, and

(B)    immediate notice if the Eligible Stockholder ceases to own any of the Required Shares prior to the date of the applicable annual meeting of stockholders;

(ii)    the Eligible Stockholder's representation and agreement that the Eligible Stockholder (including each member of any group of stockholders that together is an Eligible Stockholder under this Section 2.13):

(A)    intends to continue to satisfy the eligibility requirements described in this Section 2.13 through the date of the annual meeting,

(B)    acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the Corporation, and does not presently have such intent,

(C)    has not nominated and will not nominate for election to the Board of Directors at the meeting any person other than the Proxy Access Stockholder Nominee(s) being nominated pursuant to this Section 2.13,

(D)    has not engaged and will not engage in, and has not and will not be, a "participant" in another person's "solicitation" within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Proxy Access Stockholder Nominee(s) or a Board Nominee,

(E)    will not distribute to any stockholder any form of proxy for the meeting other than the form distributed by the Corporation,

(F)    has provided and will provide facts, statements, and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading,

(G)    agrees to assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder's communications with the Corporation's stockholders or out of the information that the Eligible Stockholder provides to the Corporation,

(H)    agrees to indemnify and hold harmless the Corporation and each of its directors, officers, and employees individually against any liability, loss, or damages in connection with any threatened or pending action, suit, or proceeding, whether legal, administrative, or investigative, against the Corporation or any of its directors, officers, or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 2.13,

(I)    will file with the SEC any solicitation or other communication with the Corporation's stockholders relating to the meeting at which the Proxy Access Stockholder Nominee will be nominated, regardless of whether any such filing is required under Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or whether any exemption from filing is available for such solicitation or other communication under Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and

(J)    will comply with all other applicable laws, rules, regulations, and listing standards with respect to any solicitation in connection with the meeting;

(iii)    the written consent of each Proxy Access Stockholder Nominee to be named in the Corporation's proxy statement, and form of proxy and ballot and, as a nominee and, if elected, to serve as a director;

(iv)    a copy of the Schedule 14N (or any successor form) that has been filed with the SEC as required by Rule 14a-18 under the Exchange Act;

(v)    in the case of a nomination by a group of stockholders that together is an Eligible Stockholder:

(A)    documentation satisfactory to the Corporation demonstrating that a group of funds qualifies pursuant to the criteria set forth in Section 2.13(f) to be treated as one stockholder or person for purposes of this Section 2.13, and

(B)    the designation by all group members of one group member that is authorized to act on behalf of all members of the nominating stockholder group with respect to the nomination and matters related thereto, including withdrawal of the nomination; and

(vi)    if desired, a Statement.

(i)    Stockholder Nominee Agreement. Each Proxy Access Stockholder Nominee must:

(i)    provide within five business days of the Corporation's request an executed agreement, in a form deemed satisfactory to the Corporation, providing the following representations:

(A)    the Proxy Access Stockholder Nominee has read and agrees to adhere to the Corporation's policies or guidelines applicable to directors, including with regard to securities trading, and

(B)    the Proxy Access Stockholder Nominee is not and will not become a party to: (1) to any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Corporation or any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Corporation any voting commitment (“Voting Commitment”) that has not been disclosed to the Corporation; or (2) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Corporation, with such person's fiduciary duties under applicable law, and

(C)    the Proxy Access Stockholder Nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification ("Compensation Arrangement") that has not been disclosed to the Corporation in connection with such person's nomination for director or service as a director;

(ii)    complete, sign, and submit all questionnaires required of the Corporation's Board of Directors within five business days of receipt of each such questionnaire from the Corporation; and

(iii)    provide within five business days of the Corporation's request such additional information as the Corporation determines may be necessary to permit the Board of Directors to determine whether such Proxy Access Stockholder Nominee meets the requirements of this Section 2.13 or the Corporation's requirements with regard to director qualifications and policies and guidelines applicable to directors, including whether:

(A)    such Proxy Access Stockholder Nominee is independent under the independence requirements, including the committee independence requirements, set forth in the listing standards of the stock exchange on which shares of the Corporation's capital stock are listed, any applicable rules of the SEC, and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the directors (the "Independence Standards"),

(B)    such Proxy Access Stockholder Nominee has any direct or indirect relationship with the Corporation that has not been deemed categorically immaterial pursuant to the Corporation's policies, and

(C)    such Proxy Access Stockholder Nominee is not and has not been subject to: (1) any event specified in Item 401(f) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act"), or (2) any order of the type specified in Rule 506(d) of Regulation D under the Securities Act.

(j)    Eligible Stockholder/Proxy Access Stockholder Nominee Undertaking. In the event that any information or communications provided by the Eligible Stockholder or Proxy Access Stockholder Nominee to the Corporation or its stockholders ceases to be true and correct in any respect or omits a fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Proxy Access Stockholder Nominee, as the case may be, shall promptly notify the Secretary of any such inaccuracy or omission in such previously provided information and of the information that is required to make such information or communication true and correct. Notwithstanding the foregoing, the provision of any such notification pursuant to the preceding sentence shall not be deemed to cure any defect or limit the Corporation's right to omit a Proxy Access Stockholder Nominee from its proxy materials as provided in this Section 2.13.

(k)    Exceptions Permitting Exclusion of Proxy Access Stockholder Nominee. The Corporation shall not be required to include pursuant to this Section 2.13 a Proxy Access Stockholder Nominee in its proxy statement (or, if the proxy statement has already been filed, to allow the nomination of a Proxy Access Stockholder Nominee, notwithstanding that proxies in respect of such vote may have been received by the Corporation):

(i)    if the Eligible Stockholder who has nominated such Proxy Access Stockholder Nominee has nominated for election to the Board of Directors at the meeting any person other than pursuant to this Section 2.13, or has or is engaged in, or has been or is a "participant" in another person's, "solicitation" within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the meeting other than its Proxy Access Stockholder Nominee(s) or a Board Nominee;

(ii)    if the Corporation has received a notice (whether or not subsequently withdrawn) that a stockholder intends to nominate any candidate for election to the Board of Directors pursuant to the advance notice requirements in Section 2.12 of these by-laws;

(iii)    who is not independent under the Independence Standards;

(iv)    whose election as a member of the Board of Directors would violate or cause the Corporation to be in violation of these by-laws, the Corporation's qualifications for directors, the listing standards of the stock exchange on which shares of the Corporation's capital stock is listed, or any applicable state or federal law, rule, or regulation;

(v)    if the Proxy Access Stockholder Nominee is or becomes a party to any undisclosed Voting Commitment;

(vi)    if the Proxy Access Stockholder Nominee is or becomes a party to any undisclosed Compensation Arrangement;

(vii)    who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914;

(viii)    who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten years;

(ix)    who is subject to any order of the type specified in Rule 506(d) of Regulation D under the Securities Act; or

(x)    if such Proxy Access Stockholder Nominee or the applicable Eligible Stockholder shall have provided information to the Corporation in respect of such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading or shall have breached its or their agreements, representations, undertakings, or obligations pursuant to this Section 2.13.

(l)    Invalidity. Notwithstanding anything to the contrary set forth herein, the Board of Directors or the person presiding at the meeting shall be entitled to declare a nomination by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation; and the Corporation shall not be required to include in its proxy statement any successor or replacement nominee proposed by the applicable Eligible Stockholder or any other Eligible Stockholder if:

(i)    the Proxy Access Stockholder Nominee and/or the applicable Eligible Stockholder shall have breached its or their agreements, representations, undertakings, or obligations pursuant to this Section 2.13, as determined by the Board of Directors or the person presiding at the meeting; or

(ii)    the Eligible Stockholder (or a qualified representative thereof) does not appear at the meeting to present any nomination pursuant to this Section 2.13.

(m)    Interpretation. The Board of Directors (and any other person or body authorized by the Board of Directors) shall have the power and authority to interpret this Section 2.13 and to make any and all determinations necessary or advisable to apply this Section 2.13 to any persons, facts, or circumstances, including the power to determine whether:

(i)    a person or group of persons qualifies as an Eligible Stockholder;

(ii)    outstanding shares of the Corporation's capital stock are "owned" for purposes of meeting the ownership requirements of this Section 2.13;

(iii)    a notice complies with the requirements of this Section 2.13;

(iv)    a person satisfies the qualifications and requirements to be a Proxy Access Stockholder Nominee;

(v)    inclusion of the Required Information in the Corporation's proxy statement is consistent with all applicable laws, rules, regulations, and listing standards; and

(vi)    any and all requirements of this Section 2.13 have been satisfied.

Any such interpretation or determination adopted in good faith by the Board of Directors (or any other person or body authorized by the Board of Directors) shall be conclusive and binding on all persons, including the Corporation and all record or beneficial owners of stock of the Corporation.

ARTICLE III

BOARD OF DIRECTORS

Section 3.01    General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these by-laws, or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

Section 3.02    Number of Directors. The business and affairs of the corporation shall be managed by, or under the direction of, the board of directors. The total number of directors constituting the entire board of directors of the corporation shall not be less than five nor more than eleven, with the then-authorized number of directors fixed from time to time by the board of directors.

Section 3.03    Vacancy. Vacancies on the board of directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors shall be solely filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy or a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director's earlier death, resignation or removal.

Section 3.04    Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later effective date or upon the happening of an event or events as is therein specified. A resignation that is conditioned on a director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. A verbal resignation shall not be deemed effective until confirmed by the director in writing or by electronic transmission to the Corporation.

Section 3.05    Removal. Except as prohibited by applicable law or the Certificate of Incorporation, the stockholders holding a majority of the shares then entitled to vote at an election of directors may remove any director from office with or without cause.

Section 3.06    Fees and Expenses. Directors shall receive such reasonable fees for their services on the Board of Directors and any committee thereof and such reimbursement of their actual and reasonable expenses as may be fixed or determined by the Board of Directors.

Section 3.07    Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places as may be determined from time to time by the Board of Directors.

Section 3.08    Special Meetings. Special meetings of the Board of Directors may be held at such times and at such places as may be determined by the Chair of the Board or the Chief Executive Officer on at least 24 hours' notice to each director given by one of the means specified in Section 3.11 hereof other than by mail or on at least three days' notice if given by mail. Special meetings shall be called by the Chair of the Board or the Chief Executive Officer in like manner and on like notice on the written request of any two or more directors. The notice need not state the purposes of the special meeting and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 3.09    Telephone Meetings. Board of Directors or Board of Directors committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.09 shall constitute presence in person at such meeting.

Section 3.10    Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours' notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 hereof other than by mail, or at least three days' notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

Section 3.11    Notices. Subject to Section 3.08, Section 3.10, and Section 3.12 hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation, or these by-laws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director's address as it appears on the records of the Corporation, facsimile, e-mail, or by other means of electronic transmission.

Section 3.12    Waiver of Notice. Whenever notice to directors is required by applicable law, the Certificate of Incorporation, or these by-laws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.

Section 3.13    Organization. At each regular or special meeting of the Board of Directors, the Chair of the Board or, in his or her absence, another director or officer selected by the Board of Directors shall preside. The Secretary shall act as secretary at each meeting of the Board of Directors. If the Secretary is absent from any meeting of the Board of Directors, an assistant secretary of the Corporation shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all assistant secretaries of the Corporation, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

Section 3.14    Quorum of Directors. Except as otherwise provided by these by-laws, the Certificate of Incorporation, or required by applicable law, the presence of a majority of the total number of directors on the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 3.15    Action by Majority Vote. Except as otherwise provided by these by-laws, the Certificate of Incorporation, or required by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.16    Directors' Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission.

Section 3.17    Chair of the Board. The Board of Directors shall annually elect one of its members to be its chair (the "Chair of the Board") and shall fill any vacancy in the position of Chair of the Board at such time and in such manner as the Board of Directors shall determine. Except as otherwise provided in these by-laws, the Chair of the Board shall preside at all meetings of the Board of Directors and of stockholders. The Chair of the Board shall perform such other duties and services as shall be assigned to or required of the Chair of the Board by the Board of Directors.

Section 3.18    Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this ARTICLE III.

ARTICLE IV

OFFICERS

Section 4.01    Positions and Election. The officers of the Corporation shall be chosen by the Board of Directors and shall include a chief executive officer (the "Chief Executive Officer"), a chief financial officer (the "Chief Financial Officer"), and a secretary (the "Secretary") and may include a president (“President”) and a treasurer (“Treasurer”). The Board of Directors, in its discretion, may also elect one or more vice presidents, assistant treasurers, assistant secretaries, and other officers in accordance with these by-laws. Any two or more offices may be held by the same person.

Section 4.02    Term. Each officer of the Corporation shall hold office until such officer's successor is elected and qualified or until such officer's earlier death, resignation, or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to his or her contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving notice of his or her resignation in writing, or by electronic transmission, to the Chief Executive Officer or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.

Section 4.03    Chief Executive Officer. The Chief Executive Officer shall, subject to the provisions of these by-laws and the control of the Board of Directors, have general supervision, direction, and control over the business of the Corporation and over its officers. The Chief Executive Officer shall perform all duties incident to the office of the Chief Executive Officer, and any other duties as may be from time to time assigned to the Chief Executive Officer by the Board of Directors, in each case subject to the control of the Board of Directors.

Section 4.04    President. The President shall report and be responsible to the Chief Executive Officer. The President shall have such powers and perform such duties as from time to time may be assigned or delegated to the President by the Board of Directors or the Chief Executive Officer or that are incident to the office of president.

Section 4.05    Vice Presidents. Each vice president of the Corporation shall have such powers and perform such duties as may be assigned to him or her from time to time by the Board of Directors, the Chief Executive Officer, or the President, or that are incident to the office of vice president.

Section 4.06    Secretary. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for committees of the Board of Directors when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chair of the Board, or the Chief Executive Officer. The Secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.

Section 4.07    Chief Financial Officer. The Chief Financial Officer shall be the principal financial officer of the Corporation and shall have such powers and perform such duties as may be assigned by the Board of Directors, the Chair of the Board, or the Chief Executive Officer.

Section 4.08    Treasurer. The treasurer of the Corporation shall have the custody of the Corporation's funds and securities, except as otherwise provided by the Board of Directors, and shall keep full and accurate accounts of receipts and disbursements in records belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the President and the directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

Section 4.09    Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

Section 4.10    Duties of Officers May Be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the Chief Executive Officer or the President or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.

ARTICLE V

INDEMNIFICATION

Section 5.01    Indemnification. The Corporation shall indemnify and hold harmless to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a "Proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) actually and reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) commenced by such person only if the commencement of such Proceeding (or part thereof) by the person was authorized in the specific case by the Board of Directors.

Section 5.02    Advancement of Expenses. The Corporation shall pay the expenses (including attorneys' fees) actually and reasonably incurred by a director or officer of the Corporation in defending any Proceeding in advance of its final disposition, upon receipt of an undertaking by or on behalf of such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under this Section 5.02 or otherwise. Payment of such expenses actually and reasonably incurred by such person, may be made by the Corporation, subject to such terms and conditions as the general counsel of the Corporation in his or her discretion deems appropriate.

Section 5.03    Non-Exclusivity of Rights. The rights conferred on any person by this ARTICLE V will not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these by-laws, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees, or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL.

Section 5.04    Other Indemnification. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise, or nonprofit entity.

Section 5.05    Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

Section 5.06    Repeal, Amendment, or Modification. Any amendment, repeal, or modification of this ARTICLE V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VI

STOCK CERTIFICATES AND THEIR TRANSFER

Section 6.01    Certificates Representing Shares. The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock shall be signed by, or in the name of, the Corporation by any two authorized officers of the Corporation. Any or all such signatures may be facsimiles. In case any officer, transfer agent, or registrar who has signed such a certificate ceases to be an officer, transfer agent, or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if the signatory were still such at the date of its issue.

Section 6.02    Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these by-laws. Transfers of stock shall be made on the books administered by or on behalf of the Corporation only by the direction of the registered holder thereof or such person's attorney, lawfully constituted in writing, and, in the case of certificated shares, upon the surrender to the Company or its transfer agent or other designated agent of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued.

Section 6.03    Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

Section 6.04    Lost, Stolen, or Destroyed Certificates. The Board of Directors or the Secretary may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen, or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors or the Secretary may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen, or destroyed certificate, or the owner's legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or uncertificated shares.

ARTICLE VII

GENERAL PROVISIONS

Section 7.01    Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

Section 7.02    Fiscal Year. The fiscal year of the Corporation shall be the calendar year.

Section 7.03    Checks, Notes, Drafts, Etc. All checks, notes, drafts, or other orders for the payment of money of the Corporation shall be signed, endorsed, or accepted in the name of the Corporation by such officer, officers, person, or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

Section 7.04    Conflict with Applicable Law or Certificate of Incorporation. These by-laws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these by-laws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

Section 7.05    Books and Records. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be maintained on any information storage device, method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases); provided that the records so kept can be converted into clearly legible paper form within a reasonable time, and, with respect to the stock ledger, the records so kept comply with Section 224 of the DGCL. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

Section 7.06    Forum for Adjudication of Disputes.

(a)    Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for:

(i)    any derivative action or proceeding brought on behalf of the Corporation;

(ii)    any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or agent of the Corporation to the Corporation or the Corporation's stockholders;

(iii)    any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Certificate of Incorporation, or these by-laws; or

(iv)    any action asserting a claim governed by the internal affairs doctrine;

in each case, subject to said court having personal jurisdiction over the indispensable parties named as defendants therein. If any action the subject matter of which is within the scope of this Section 7.06 is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to: (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Section 7.06 (an “Enforcement Action”); and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 7.06(a).

(b)    Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 7.06(b).

ARTICLE VIII

AMENDMENTS

These by-laws may be adopted, amended, or repealed by the stockholders entitled to vote; provided, however, that the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend, or repeal these by-laws upon the Board of Directors; and, provided further, that any proposal by a stockholder to amend these by-laws will be subject to the provisions of ARTICLE II of these by-laws except as otherwise required by law. The fact that such power has been so conferred upon the Board of Directors will not divest the stockholders of the power, nor limit their power to adopt, amend, or repeal by-laws.

APPENDIX 4

WaveDancer, Inc.

2021 STOCK INCENTIVE PLAN

1.         Purpose of Plan.

The purpose of this Wave Dancer, Inc. 2021 Stock Incentive Plan (the “Plan”) is to advance the interests of WaveDancer, Inc., a Delaware corporation (“Company”), and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the Company’s achievement of its economic objectives.

2.         Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1.         “Board” means the Company’s Board of Directors.

2.2.         “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or their nominee.

2.3.         “Cause” means (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, (iv) any material breach of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary, or (v) with respect to a particular Participant, any other act or omission that constitutes “cause” as may be defined in any employment, consulting or similar agreement between such Participant and the Company or any Subsidiary.

2.4.         “Change in Control” means an event described in Section 11.1 of the Plan.

2.5.         “Code” means the Internal Revenue Code of 1986, as amended.

2.6.         “Committee” means the Compensation Committee of the Board or its delegates who are administering the Plan, as provided in Section 3 of the Plan, or, if no such committee is designated by the Board, the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

2.7.         “Common Stock” means the common stock of the Company, $0.001 par value per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

2.8.         “Disability” means any medically determinable physical or mental impairment resulting in the service provider’s inability to perform the duties of his or her position or any substantially similar position, where such impairment can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

2.9.          “Effective Date” means October 11, 2021, but no Incentive Stock Option shall be awarded unless the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

2.10.         “Eligible Recipients” means all employees, officers, consultants and directors of the Company or any Subsidiary, and any person who has a relationship with the Company or any Subsidiary.

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2.11.         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.12.         “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) the mean between the reported high and low sale prices of the Common Stock at the end of the regular trading session if the Common Stock is listed, admitted to unlisted trading privileges, or reported on any national securities exchange on such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national exchange, the closing bid price as of such date at the end of the regular trading session, as reported by The OTC Market, or other comparable service; or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

2.13.         “Incentive Award” means an Option, Restricted Stock Award, Restricted Stock Unit or Performance Award granted to an Eligible Recipient pursuant to the Plan.

2.14.         “Incentive Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.15.         “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

2.16.         “Option” means an Incentive Stock Option or a Non‑Statutory Stock Option.

2.17.         “Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

2.18.         “Performance Awards” means an award of Common Stock or cash granted to an Eligible Recipient pursuant to Section 8 of the Plan and with respect to which shares of Common Stock or cash will be transferred to the Eligible Recipient in accordance with the provisions of such Section 8 and any agreement evidencing a Performance Award.

2.19.         “Performance Period” means, in respect of a Performance Award, a period of time established by the Committee within which the performance criteria relating to such Performance Award are to be achieved.

2.20         “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

2.21.         “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 7.

2.22.         “Restricted Stock Unit” means an award granted to an Eligible Recipient pursuant to Section 7 of the Plan that represents a contractual obligation on the part of the Company to transfer shares of Common Stock to the Eligible Participant upon the satisfaction of specified Performance Criteria and/or the completion of a specified period of employment with the Company and its Subsidiaries.

2.23.         “Securities Act” means the Securities Act of 1933, as amended.

2.24.         “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

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3.         Plan Administration.

3.1.         The Committee. The Plan will be administered by the Committee. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Committee will consist solely of two or more members of the Board who are “non‑employee directors” within the meaning of Rule 16b‑3 under the Exchange Act. The Committee, if established, will act by majority approval of the members (unanimous approval with respect to action by written consent), and a majority of the members of the Committee will constitute a quorum. To the extent consistent with applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

3.2.         Authority of the Committee.

(a)         In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) any Performance Criteria applicable to any Incentive Awards; (iv) the time or times when Incentive Awards will be granted and, where applicable, settled; (v) the duration of each Incentive Award; (vi) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

(b)         Subject to Section 3.2(d), below, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. Notwithstanding the foregoing, no Performance Award (or any other Incentive Award) that is subject to the requirements and restrictions of Section 409A of the Code may be amended in a manner that would violate Section 409A of the Code.

(c)         In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin‑off) or any other change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria (including Performance Criteria) of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

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(d)         The Committee may, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option by: (i) amending or modifying the terms of the Option to lower the exercise price; (ii) canceling the underwater Option and granting either (A) replacement Options having a lower exercise price; (B) Restricted Stock Awards; or (C) Performance Awards in exchange; or (iii) repurchasing the underwater Options and granting new Incentive Awards under this Plan. For purposes of this Section 3.2(d) and Section 11.4, an Option will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option.

4.         Shares Available for Issuance.

4.1.         Maximum Number of Shares Available; Certain Restrictions on Awards. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 5,000,000, and the maximum number of shares of Common Stock that will be available for issuance in connection with Incentive Stock Options is 5,000,000. The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

4.2.         Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan; provided, however, that shares subject to an Incentive Award that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. To the extent that the exercise price of any Option and/or associated tax withholding obligations are paid by tender or attestation as to ownership of Previously Acquired Shares, or to the extent that such tax withholding obligations are satisfied by withholding of shares otherwise issuable upon exercise of the Option, only the number of shares of Common Stock issued net of the number of shares tendered, attested to or withheld will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

4.3.         Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards and the exercise price of outstanding Options.

5.         Participation.

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

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6.         Options.

6.1.         Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non‑Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non‑Statutory Stock Option.

6.2.         Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant; provided, however, that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to any Incentive Stock Option (110% of the Fair Market Value with respect to an Incentive Stock Option if, at the time such Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.3.         Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (i) the achievement of one or more of the Performance Criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that if the Committee does not specify the expiration date of the Option, the expiration date shall be 10 years from the date on which the Option was granted. In no case may an Option may be exercisable after 10 years from its date of grant (five years from its date of grant in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4.         Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, by tender, or attestation as to ownership, of Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, or by a combination of such methods. For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date.

6.5.         Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its legal department and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

7.         Restricted Stock Awards and Restricted Stock Units.

7.1.         Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards or Restricted Stock Units under the Plan, and such Restricted Stock Awards and Restricted Stock Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards and Restricted Stock Units as it deems appropriate, including, without limitation, (i) the achievement of one or more of the Performance Criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

7.2.         Rights as a Stockholder; Transferability. Except as provided in Sections 7.1, 7.3, 7.4 and 12.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award or pursuant to a Restricted Stock Unit under this Section 7 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

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7.3.         Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (other than regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. A Participant to whom Restricted Stock Units have been granted will have no rights to receive any dividends or distributions with respect to the shares of Common Stock underlying the Restricted Stock Units unless and until the Restricted Stock Units is settled and the Participant becomes the holder of record of any shares of Common Stock delivered in settlement of such Restricted Stock Units.

7.4.         Enforcement of Restrictions. To enforce the restrictions referred to in this Section 7, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book‑entry stock account with the Company’s transfer agent.

8.         Performance Awards.

8.1.         Grant. An Eligible Recipient may be granted one or more Performance Awards under the Plan, and such Performance Awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more of the performance criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

8.2         Performance Periods. The Performance Period with respect to each Performance Award will be such period of time commencing with the date of grant as is determined by the Committee on the date of grant.

8.3         Specification of Performance Criteria. Any grant of Performance Awards will specify performance criteria that, if achieved, will result in payment or early payment of the Award, and each grant may specify in respect of such specified performance criteria a minimum acceptable level of achievement and shall set forth a formula for determining the amount of the Performance Award that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified performance criteria.

8.4.         Settlement – Time of Payment.

(a)         At the time any Performance Award is granted, the agreement evidencing the Performance Award will specify the time at which the vested portion of the Performance Award will be settled. In no event may the time of payment be changed after the Performance Award is granted.

(b)         The agreement may specify that settlement will be made upon vesting or the settlement will occur with respect to all vested Performance Awards as of a specified time.

(c)         To the extent the agreement does not provide for the settlement of vested Performance Awards on or before the date that is 2-1/2 months after the end of the year in which the Performance Award (or the relevant portion thereof) vests, the agreement will provide for payment to occur: (a) upon the Eligible Recipient’s separation from service, death or disability; (b) upon a Change in Control of the Company; or (c) upon a specified date or pursuant to a specified schedule. In all cases in which payment is to be made in accordance with this Section 8.2(c), the times specified for payment will be interpreted and administered in accordance with the requirements of Section 409A of the Code and any applicable regulations or guidance issued in connection with that Code section.

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8.3.         Settlement – Form of Payment. As specified in the agreement evidencing the Performance Award, or some other written agreement between the Company and the Eligible Recipient, vested Performance Awards will be settled in cash or shares of Common Stock.

8.4.         Rights as a Stockholder. A Participant holding a Performance Award shall have no rights as a holder of Common Stock unless and until the Performance Award is settled and shares of Common Stock are delivered to the Participant in such settlement.

8.5.         Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Performance Award at the time of grant or at any time after the grant of the Performance Award), the Participant shall not be entitled to receive dividends or distributions with respect to the Shares subject to a Performance Award unless and until the Performance Award is settled and shares of Common Stock are delivered to the Participant in such settlement.

8.6.         Unfunded and Unsecured Obligation of the Company. A Performance Award represents an unfunded and unsecured obligation of the Company to make payment to a Participant in accordance with the terms of this Plan or an award agreement. The Participant’s rights with respect to a Performance Award shall be those of an unsecured creditor of the Company.

9.         Effect of Termination of Employment or Other Service.

9.1.         Termination Due to Death or Disability. In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability:

(a)         All outstanding Options then held by the Participant will become immediately exercisable in full and will remain exercisable in accordance with their terms for a period of twelve (12) months after such termination (but in no event after the expiration date of any such Option); and

(b)         All Restricted Stock Awards and Restricted Stock Units then held by the Participant become immediately vested in full; and

(c)         All outstanding Performance Awards then held by the Participant will become immediately vested in full.

9.2.         Termination for Reasons Other than Death or Disability. Subject to Section 9.5 of the Plan, in the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death or Disability, or a Participant is in the employ of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ of the Company or another Subsidiary):

(a)         All outstanding Options then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three (3) months after such termination (but in no event after the expiration date of any such Option), and Options not exercisable as of such termination will be forfeited and terminate; and

(b)         All Restricted Stock Awards and Restricted Stock Units then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)         All outstanding Performance Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

9.4.         Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 9, the Committee may, in its sole discretion (which may be exercised in connection with the grant or after the date of grant, including following such termination), determine that upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, any Options (or any part thereof) then held by such Participant may become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards, Restricted Stock Units and Performance Awards then held by such Participant may vest and/or continue to vest or become free of restrictions and conditions to issuance, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee.

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9.5.         Effects of Actions Constituting Cause. Notwithstanding anything in the Plan to the contrary, in the event that a Participant is determined by the Committee, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 2.3, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or service with the Company or any Subsidiary, all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant shall terminate and be forfeited without notice of any kind. The Company may defer the exercise of any Option or the vesting of any Restricted Stock Award or Performance Award for a period of up to ninety (90) days in order for the Committee to make any determination as to the existence of Cause.

9.6.         Determination of Termination of Employment or Other Service. Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or service, as determined by the Committee in its sole discretion based upon such records.

10.         Payment of Withholding Taxes.

10.1.         General Rules. The Company is entitled to (a) make arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment‑related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

10.2.         Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment‑related tax obligation described in Section 10.1 of the Plan by electing to tender, or by attestation as to ownership of, Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value.

11.         Change in Control.

11.1.         A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs has occurred:

(a)         the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to any Successor;

(b)         the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(c)         any Successor (as defined in Section 11.2 below), other than a Bona Fide Underwriter (as defined in Section 11.2 below), becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 25% or more, but not 50% or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined in Section 11.2 below), or (ii) more than 50% of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

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(d)         a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) 50% or more, but not more than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors, or (ii) less than 50% of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors); or

(e)         the Continuity Directors cease for any reason to constitute at least 50% or more of the Board.

11.2.         Change in Control Definitions. For purposes of this Section 11:

(a)         “Continuity Directors” of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

(b)         “Bona Fide Underwriter” means an entity engaged in business as an underwriter of securities that acquires securities of the Company through such entity’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

(c)         “Successor” means any individual, corporation, partnership, group, association or other “person,” as such term is used in Section 13(d) or Section 14(d) of the Exchange Act, other than the Company, any “affiliate” (as defined below) or any benefit plan(s) sponsored by the Company or any affiliate that succeeds to, or has the practical ability to control (either immediately or solely with the passage of time), the Company’s business directly, by merger, consolidation or other form of business combination, or indirectly, by purchase of the Company’s outstanding securities ordinarily having the right to vote at the election of directors or all or substantially all of its assets or otherwise. For this purpose, an “affiliate” is (i) any corporation at least a majority of whose outstanding securities ordinarily having the right to vote at elections of directors is owned directly or indirectly by the Company; (ii) any other form of business entity in which the Company, by virtue of a direct or indirect ownership interest, has the right to elect a majority of the members of such entity’s governing body or (iii) any entity that at the time of the approval of this Plan owns in excess of 10% of the Company’s common stock and its affiliates.

11.3.         Acceleration of Vesting. If a Change in Control of the Company occurs, then,: (a) all outstanding Options will become immediately exercisable in full and will remain exercisable in accordance with their terms; and (b) all outstanding Restricted Stock Awards and Restricted Stock Units will become immediately fully vested and non‑forfeitable; and (c) any conditions to the issuance of cash or shares of Common Stock pursuant to outstanding Performance Awards will lapse.

11.4.         Cash Payment. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant affected thereby, may determine that:

(a)         Some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options (“Option Shares”), either (i) as of the effective date of any such Change in Control, cash in an amount equal to the excess of the Fair Market Value of such Option Shares on the last business day prior to the effective date of such Change in Control over the exercise price per share of such Option Shares, (ii) immediately prior to such Change of Control, a number of shares of Common Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of the Option Shares as of the last business day prior to the effective date of such Change in Control over the exercise price per share of such Option Shares; or (iii) any combination of cash or shares of Common Stock with the amount of each component to be determined by the Committee not inconsistent with the foregoing clauses (i) and (ii), as proportionally adjusted; and

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(b)         any Options which, as of the effective date of any such Change in Control, are “underwater” (as defined in Section 3.2(d)) shall terminate as of the effective date of any such Change in Control; and

(c)         some or all Participants holding Performance Awards will receive, with respect to some or all of the shares of Common Stock subject to such Performance Awards that remain subject to issuance based upon the future achievement of Performance Criteria or other future event as of the effective date of any such Change in Control of the Company, cash in an amount equal the Fair Market Value of such shares immediately prior to the effective date of such Change in Control.

11.5.         Limitation on Change in Control Payments. Notwithstanding anything in Section 11.3 or 11.4 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the exercisability of an Option as provided in Section 11.3 or the payment of cash or shares of Common Stock in exchange for all or part of an Option as provided in Section 11.4 (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 11.3 or 11.4 of the Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, or provides that the Participant will have the discretion to determine which payments will be reduced in order to avoid an excess parachute payment, then the limitations of this Section 11.4 will, to that extent, not apply.

12.         Rights of Eligible Recipients and Participants; Transferability.

12.1.         Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

12.2.         Rights as a Stockholder. As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

12.3.         Restrictions on Transfer.

(a)         Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting (in the case of Restricted Stock Awards) or settlement (in the case of Restricted Stock Units or Performance Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

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(b)         A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options, then such payments will be made to, and the exercise of such Options may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c)         Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

12.4.         Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

13.         Securities Law and Other Restrictions.

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

14.         Plan Amendment, Modification and Termination.

The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company’s stockholders if: (i) stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or similar regulatory body; or (ii) such amendment seeks to modify Section 3.2(d) hereof. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 11 of the Plan.

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15.         Effective Date and Duration of the Plan.

The Plan is effective as of the Effective Date. The Plan will terminate at midnight on October 11, 2031 and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of the Plan. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, according to their terms.

16.         Miscellaneous.

16.1.         Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware notwithstanding the conflicts of laws principles of any jurisdictions.

16.2.         Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

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INFORMATION ANALYSIS INCORPORATED

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS – DECEMBER 2, 2021 AT 10:00 AM

CONTROL ID:
REQUEST ID:

The undersigned shareholder of INFORMATION ANALYSIS INCORPORATED hereby appoints G. James Benoit, Jr., proxy with full power of substitution to act for and on behalf of the undersigned and to vote all stock outstanding in the name of the undersigned as of the close of business on October 4, 2021, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders ("Meeting") to be held Thursday, December 2, 2021, at our Corporate Headquarters located at 12015 Lee Jackson Memorial Highway, Suite 210, Fairfax, Virginia 22033, commencing at 10:00 a.m. (local time), and at any and all adjournments or postponements thereof, upon all matters properly coming before the Meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/IAIC
PHONE:	1-866-752-VOTE(8683)

Please ensure you fold then detach and retain this portion of this Proxy

ABC HOLDER
400 MY STREET
CHICAGO, IL 60605

ANNUAL MEETING OF THE SHAREHOLDERS OF INFORMATION ANALYSIS INCORPORATED

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1 →	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
Elect eight directors of the Company to hold office until their respective successors shall have been duly elected and	☐	☐	
G. James Benoit, Jr.			☐
Paul B. Becker			☐
James C. DiPaula, Jr.			☐
Jack L. Johnson, Jr.			☐
Mark T. Krial			☐
William. H. Pickle			☐
Donald. J. Tringali			☐
Bonnie K. Wachtel			☐

CONTROL

REQUEST ID:

Proposal 2 →	FOR	AGAINST	ABSTAIN
Approve the reincorporation of the Company from the Commonwealth of Virginia to the state of Delaware	☐	☐	☐

Proposal 3 →	FOR	AGAINST	ABSTAIN
Approve the 2021 Stock Incentive Plan	☐	☐	☐

Proposal 4 →	FOR	AGAINST	ABSTAIN
Approve on a non-binding advisory basis, the Company's executive compensation, as described in the Proxy Statement;	☐	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" NOMINEES IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3, 4 AND 5

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2021

____
(Print Name of Shareholder and/or Joint Tenant)

____
(Signature of Shareholder)